UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ANTHERA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

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25801 Industrial Boulevard, Suite B

Hayward, California 94545

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 5, 2018

To Our Stockholders:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Anthera”), will be held at the offices of Goodwin Procter LLP, Three Embarcadero Center, San Francisco, CA 94111, on January 5, 2018, at 11:00 a.m. (local time), for the following purposes (which are more fully described in the Proxy Statement, which is attached and made a part of this Notice):

1.	To approve, as required by and in accordance with NASDAQ Marketplace Rule 5635(d) (which requires shareholder approval of a transaction other than a public offering involving the sale, issuance, or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock), the issuance of up to an aggregate of 19,386,526 shares of the Company’s common stock, consisting of:

(i)	7,625,741 shares of the Company’s common stock;

(ii)	2,067,522 shares of the Company’s common stock issuable upon the conversion of 2,067,522 shares of the Company’s Class Y Convertible Preferred Stock; and

(iii)	9,693,263 shares of the Company’s common stock issuable upon exercise of warrants to purchase the Company’s common stock (the “PIPE Proposal”);

2.	To approve the Company’s 2018 Stock Option and Incentive Plan (the “2018 Plan”) (the “2018 Plan Proposal”);

3.	To approve an amendment to the 2010 Employee Stock Purchase Plan (“2010 ESPP”) to (i) increase the maximum number of shares authorized for issuance thereunder by 500,000 shares and (ii) amend the maximum number of shares that may be purchased by any participant with respect to any purchase period to be the least of (a) the number of shares determined by dividing the participant’s accumulated payroll deductions on the last day of the purchase period by the purchase price per share for the stock, (b) 12,500 shares or (c) such lesser maximum number of shares determined by the administrator (the “2010 ESPP Amendment Proposal”);

4.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018 (the “Auditor Proposal”); and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Pursuant to the Amended and Restated Bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in this Notice of Special Meeting of Stockholders.

The Board of Directors recommends that stockholders vote “FOR” the PIPE Proposal. The Board of Directors’ reasons for seeking the approval of the increase in the authorized number of shares are set forth under “Proposal 1—Proposal to Approve the Issuance of Securities in connection with a Private Placement of Equity Securities” in the attached Proxy Statement.

The Board of Directors recommends that stockholders vote “FOR” the 2018 Plan Proposal. The Board of Directors’ reasons for seeking approval of the 2018 Plan are set forth under “Proposal 2—Proposal to Adopt the 2018 Stock Option and Incentive Plan” in the attached Proxy Statement.

The Board of Directors recommends that stockholders vote “FOR” the 2010 ESPP Amendment Proposal. The Board of Directors’ reasons for seeking the increase in the authorized number of shares are set forth under “Proposal 3—Proposal to Amend the 2010 ESPP” in the attached Proxy Statement.

The Board of Directors recommends that stockholders vote “FOR” the Auditor Proposal. The Board of Directors’ reasons for seeking to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018 are set forth under “Proposal 4—Ratification of Auditors” in the attached Proxy Statement.

Stockholders of record at the close of business on November 16, 2017, (the “Record Date”) for the Special Meeting, are entitled to notice of, and to attend and to vote at, the Special Meeting and any postponement or adjournment thereof. This Notice of Special Meeting of Stockholders and the attached Proxy Statement are first being mailed to the Company’s stockholders on or about December 4, 2017.

All stockholders are cordially invited to attend the Special Meeting in person. Stockholders of record as of the Record Date will be admitted to the Special Meeting and any postponement or adjournment thereof upon presentation of identification. Please note that if your shares are held in the name of a bank, broker, or other nominee, and you wish to vote in person at the Special Meeting, you must bring to the Special Meeting a statement or letter from your bank, broker or other nominee showing your ownership of shares as of the record date and a proxy from the record holder of the shares authorizing you to vote at the Special Meeting (such statement/letter and proxy are required in addition to your personal identification).

Whether or not you plan to attend the Special Meeting in person, you are encouraged to read the attached Proxy Statement and then cast your vote as promptly as possible in accordance with the instructions contained in the attached Proxy Statement. Even if you have given your proxy, you may still vote in person if you attend the Special Meeting and follow the instructions contained in the attached Proxy Statement.

By Order of the Board of Directors
Anthera Pharmaceuticals, Inc.

Sincerely,

/s/ J. Craig Thompson
J. Craig Thompson President and Chief Executive Officer

Hayward, California

December 4, 2017

Your vote is important, whether or not you expect to attend the Special Meeting of Stockholders. You are urged to vote either via the Internet or telephone, or to mark, sign and date and promptly return the proxy in the stamped return envelope provided with such materials. Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

ANTHERA PHARMACEUTICALS, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

January 5, 2018

PROXY STATEMENT

The following information is furnished to each stockholder in connection with the foregoing Notice of Special Meeting of Stockholders of Anthera Pharmaceuticals, Inc. (the “Company” or “Anthera”) to be held on January 5, 2018 at Goodwin Procter LLP, Three Embarcadero Center, San Francisco, CA 94111, at 11:00 a.m. (local time). The enclosed proxy is for use at the Special Meeting (the “Special Meeting”) and any postponement or adjournment thereof. This proxy statement (this “Proxy Statement”) and form of proxy are being mailed to stockholders on or about December 4, 2017.

In accordance with the Amended and Restated Bylaws of the Company (the “Bylaws”), the Special Meeting has been called for the following purposes:

1.	To approve, as required by and in accordance with NASDAQ Marketplace Rule 5635(d) (which requires shareholder approval of a transaction other than a public offering involving the sale, issuance, or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock), the issuance of up to an aggregate of 19,386,526 shares of the Company’s common stock, consisting of:

(i)	7,625,741 shares of the Company’s common stock;

(ii)	2,067,522 shares of the Company’s common stock issuable upon the conversion of 2,067,522 shares of the Company’s Class Y Convertible Preferred Stock; and

(iii)	9,693,263 shares of the Company’s common stock issuable upon exercise of warrants to purchase the Company’s common stock (the “PIPE Proposal”);

2.	To approve the Company’s 2018 Stock Option and Incentive Plan (the “2018 Plan”) (the “2018 Plan Proposal”);

3.	To approve an amendment to the 2010 Employee Stock Purchase Plan to (i) increase the maximum number of shares authorized for issuance thereunder by 500,000 shares and (ii) amend the maximum number of shares that may be purchased by any participant with respect to any purchase period to be the least of (a) the number of shares determined by dividing the participant’s balance in the plan account on the last day of the purchase period by the purchase price per share for the stock, (b) 12,500 shares or (c) such lesser number of shares determined by the administrator (the “2010 ESPP Amendment Proposal”);

4.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018 (the “Auditor Proposal”); and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Pursuant to the Amended and Restated Bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in the Notice of Special Meeting of Stockholders.

Shares represented by duly executed and unrevoked proxies will be voted at the Special Meeting and any postponement or adjournment thereof in accordance with the specifications made therein. If no such specification is made, shares represented by duly executed and unrevoked proxies will be voted “FOR” the PIPE Proposal, “FOR” the 2018 Plan Proposal, “FOR” the 2010 ESPP Amendment Proposal and “FOR” the Auditor Proposal.

Questions and Answers about the Special Meeting and Voting

1.	Why am I receiving these materials?

The Company sent you this Proxy Statement and enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting. The Company intends to mail this Proxy Statement and accompanying proxy card on or about December 4, 2017 to all stockholders of record entitled to vote at the Special Meeting.

2.	What is the purpose of the Special Meeting?

At the Special Meeting, the stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders.

3.	Who can vote at the Special Meeting?

Only stockholders of record at the close of business on November 16, 2017 (the “Record Date”). Each stockholder will be entitled to cast one vote on the proposal presented at the Special Meeting for each share of the Company’s common stock that such holder owned as of the Record Date.

4.	What are my voting rights?

Holders of the Company’s common stock are entitled to one vote per share. Therefore, a total of 13,849,678 votes are entitled to be cast at the meeting. There is no cumulative voting.

5.	How do I cast my vote?

If you are a stockholder of record on the Record Date, you may vote in person at the Special Meeting or authorize a proxy for the Special Meeting. You can authorize your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, or, if you prefer, by following the instructions on your proxy card for telephonic or Internet proxy authorization. If the telephone or Internet option is available to you, the Company strongly encourages you to use it because it is faster and less costly. Registered stockholders can transmit their voting instructions by telephone by calling 1-800-690-6903 or on the Internet at www.proxyvote.com. Telephone and Internet voting are available 24 hours a day until 11:59 p.m., Eastern Time, on the day immediately prior to the Special Meeting. Have your proxy card with you if you are going to authorize your proxy by telephone or through the Internet. To authorize your proxy by mail, please complete sign, date and mail your proxy card in the envelope provided. If you attend the Special Meeting in person, you may request a ballot when you arrive.

7.	How do I change my vote?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You can revoke a proxy (i) by giving written revocation to the Company’s secretary, (ii) delivering an executed, later-dated proxy or (iii) voting in person at the Special Meeting. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your proxy be revoked. If your Common Stock is held in street name and you wish to change or revoke your voting instructions, you should contact your Financial Institution for information on how to do so.

8.	You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the proposals.

If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining if a quorum exists. If you abstain from voting on a proposal, your abstention will not be counted as a vote cast and accordingly will have no effect upon the outcome of that proposal.

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do cast my vote?” If your shares are held in street name and you do not provide voting instructions to your Financial Institution as described above, your Financial Institution does not have the discretionary authority to vote your shares regarding Proposal 1, Proposal 2, Proposal 3, or Proposal 4. Therefore, we encourage you to provide voting instructions to your Financial Institution. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “Broker Non-Vote” will occur if your Financial Institution does not receive instructions from you.

9.	Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Special Meeting. The Company will publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission no later than four business days after the date of the Special Meeting.

10.	Where is the Special Meeting being held?

We will hold the Special Meeting on January 5, 2018 at Goodwin Procter LLP, Three Embarcadero Center, San Francisco, CA 94111 at 11:00 a.m. (local time), unless postponed or adjourned to a later date. The Company’s principal executive offices are located at 25801 Industrial Boulevard, Suite B, Hayward, California 94545.

PROPOSAL 1

PROPOSAL TO APPROVE THE ISSUANCE OF SECURITIES IN CONNECTION WITH A PRIVATE

PLACEMENT OF EQUITY SECURITIES

Background

As disclosed in the Company’s Form 8-K filed on October 25, 2017, on October 23, 2017, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) for a private placement (the “Private Placement”) with a group of accredited investors (the “Purchasers”). The Private Placement is expected to have two closings, the first of which occurred on October 27, 2017. Pursuant to the Securities Purchase Agreement, at the initial closing (the “Initial Closing”), Purchasers purchased 2,306,737 shares of the Company’s common stock, par value $0.001, at $1.25 per share, and each share of common stock was issued with a warrant to purchase 3.0 additional shares of the Company’s common stock at an exercise price of $1.55 per share. The warrants will become exercisable on the six months and one day after the initial closing date and will have a term of five years and six months. Gross proceeds from the Initial Closing were approximately $2.88 million.

At the second closing (the “Second Closing”), the Purchasers are expected to purchase 7,625,741 shares of the Company’s common stock, par value $0.001, at $1.25 per share and 2,067,522 shares of the Company’s non-voting Class Y Convertible Preferred Stock, par value $0.001 (the “Class Y Preferred Stock”), at $1.25 per share and convertible into 2,067,522 shares of Company common stock upon certain conditions. Each share of common stock or Class Y Preferred Stock will be issued with a warrant that is immediately exercisable to purchase 1.0 additional share of the Company’s common stock at an exercise price of $1.25 per share. The warrants issued in the Second Closing will have a term of five years from their date of issuance. Gross proceeds from the Second Closing are expected to be approximately $12.12 million.

The Company expects that the aggregate number of voting securities to be sold at the Initial Closing and Second Closing of the Private Placement shall constitute the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable into common stock) equal to 20% or more of the voting power outstanding before the Private Placement in contravention of NASDAQ Marketplace Rule 5635(d)(2). Therefore, under this Proxy Statement, the Company is soliciting approval from holders of a majority of the then outstanding shares of the Company immediately prior to the issuance of up to an aggregate of 19,386,526 shares of the Company’s common stock, consisting of (i) 7,625,741 shares of the Company’s common stock, (ii) 2,067,522 shares of the Company’s common stock issuable upon the conversion of 2,067,522 shares of the Company’s Class Y Convertible Preferred Stock, and (iii) 9,693,263 shares of the Company’s common stock issuable upon exercise of warrants to purchase the Company’s common stock in connection with the Second Closing (the “Stockholder Approval”) and the consummation of the Second Closing is contingent upon the Company receiving Stockholder Approval pursuant to this Proxy Statement.

Description of Class Y Preferred Stock

Each share of Class Y Preferred Stock, when issued upon the Second Closing, will be convertible into one share of the Company’s common stock. In the event of the Company’s liquidation, dissolution or winding up, holders of Class Y Preferred Stock will participate pari passu with the holders of the Company’s common stock in any distribution of proceeds, pro rata based on the number of shares held by each such holder. The Class Y Preferred Stock will generally have no voting rights.

Pursuant to our Certificate of Designation of Preferences, Rights and Limitations of Class Y Convertible Preferred Stock (the “CoD”) which the Company adopted in connection with the sale of Class Y Preferred Stock, the Class Y Preferred Stock is convertible into common stock. However, in order to comply with NASDAQ Listing Rules, the CoD contains a limitation on the maximum number of shares of common stock issuable upon conversion of the Class Y Preferred Stock, such that absent Stockholder Approval of this Pipe Proposal in accordance with the stockholder approval requirements of NASDAQ Marketplace Rule 5635(d), the Company is

not required to issue shares of common stock upon conversion of any shares of Class Y Preferred Stock to the extent that (i) the aggregate issuance of such Shares would be greater than 19.99% of the total outstanding shares of the Company calculated at the time of the issuance (the “Threshold Amount”) and (ii) the issuance of such shares had not been approved by the Company’s stockholders in accordance with the stockholder approval requirements of NASDAQ Marketplace Rule 5635(d) (a “Blocked Conversion”). If the Company’s stockholders approve the PIPE Proposal then the Class Y Preferred Stock would be convertible into 2,067,522 shares of the Company’s common stock.

Description of Warrants

Subject to stockholder approval, at the Second Closing, the warrants will be issued as individual warrant agreements to the Purchasers and are immediately exercisable at an exercise price of $1.25 per share and expire on the fifth anniversary of the date they are issued. The warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of Common Stock purchased upon such exercise except in the case of a cashless exercise. The holder may elect, in lieu of making the cash payment otherwise contemplated to be made to the Company upon exercise in payment of the aggregate exercise price, to receive upon such exercise (either in whole or in part) the net number of shares of the Company’s common stock determined according to a formula set forth in the warrants. Except as otherwise provided in the warrants, the holders of the warrants do not have the rights or privileges of holders of the Company’s common stock, including any voting rights, until they exercise their warrants. Any term of the warrants may be amended or waived with the Company’s written consent and the written consent of the holders of warrants representing not less than two thirds of the shares of Company common stock exercisable upon exercise of the warrants then outstanding and issued pursuant to the Securities Purchase Agreement.

Certain Registration Rights

The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with each Purchaser, requiring the Company to register the resale of (i) the common shares issued at the Initial Closing and Second Closing (the “Common Shares”), (ii) the shares of common stock issuable upon exercise of the warrants issued in the Initial Closing and Second Closing (the “Warrant Shares”), and (iii) the shares of common stock issuable upon the conversion of the Class Y Preferred Stock issued in the Second Closing (the Class Y Preferred Stock, together with the Common Shares and the Warrant Shares, the “Shares”). Under the Registration Rights Agreement, the Company was required to prepare and file a registration statement with the SEC within fifteen (15) calendar days following the Initial Closing. The Company filed such registration statement on November 13, 2017 and was declared effective on November 27, 2017. The Shares are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the Purchasers.

Why We Are Seeking Your Approval

We are seeking your approval of the Second Closing to so that we can effect the Second Closing and ensure the Company’s compliance with NASDAQ’s Rule 5635(d). The aggregate number of voting securities to be sold at the Initial Closing and expected to be sold at the Second Closing of the Private Placement shall constitute the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable into common stock) equal to 20% or more of the voting power outstanding before the Private Placement in contravention of NASDAQ Marketplace Rule 5635(d) which requires prior stockholder approval for the issuance, other than in a public offering, of common stock (or securities convertible into common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Even if securities are issued at a premium to the then current market price of the common stock, this rule will apply if the conversion price is subject to certain types of anti-dilution adjustments. Therefore, the Company is soliciting Stockholder Approval from holders of a majority of the then outstanding shares of the Company immediately prior to the issuance of the securities in connection with the Second Closing and such Second Closing is contingent upon receiving such Stockholder Approval.

At the Second Closing, subject to Stockholder Approval, the Purchasers are expected to purchase 7,625,741 shares of the Company’s common stock and 2,067,522 shares of the Class Y Preferred Stock which are convertible into 2,067,522 shares of Company common stock. Each share of common stock or Class Y Preferred Stock will be issued with a warrant that is immediately exercisable to purchase 1.0 additional share of the Company’s common stock. The Second Closing would therefore be, in the aggregate, an issuance of up to 19,386,526 shares of the Company’s common stock, consisting of (i) 7,625,741 shares of the Company’s common stock, (ii) 2,067,522 shares of the Company’s common stock issuable upon the conversion of 2,067,522 shares of the Company’s Class Y Convertible Preferred Stock, and (iii) 9,693,263 shares of the Company’s common stock issuable upon exercise of warrants to purchase the Company’s common stock.

Consequences of Not Approving this Proposal

If the Company does not obtain Stockholder Approval, the Company will be unable to issue and sell 7,625,741 shares of the Company’s common stock, 2,067,522 shares of Class Y Preferred Stock and warrants to purchase up to 9,693,263 shares of the Company’s common stock at the Second Closing. Consequently the Company will not receive approximately $12.2 million of the gross proceeds to be paid at the Second Closing, which could adversely impact its ability to fund its operations. In addition, this may cause a decline in the Company’s stock price or otherwise cause increased volatility in the stock price.

The information provided in this Proxy Statement contains summaries of the Securities Purchase Agreement, the warrants, the Registration Rights Agreement and the Certificate of Designation of Preferences, Rights and Limitations of Class Y Convertible Preferred Stock and is subject to, and qualified in its entirety by reference to, the Securities Purchase Agreement, which is attached as Annex A, the Form of Warrant to Purchase Common Stock, which is attached as Annex B, the Registration Rights Agreement which his attached as Annex C, and the Certificate of Designation of Preferences, Rights and Limitations of Class Y Convertible Preferred Stock which is attached as Annex D to this Proxy Statement, and each are incorporated herein by reference.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the PIPE Proposal.

PROPOSAL 2

PROPOSAL TO APPROVE THE 2018 STOCK OPTION AND INCENTIVE PLAN

Overview

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On November 16, 2017, the Board of Directors approved the adoption of the 2018 Stock Option and Incentive Plan (the “2018 Plan”), subject to stockholder approval. The Plan is designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to the Company’s officers, employees, non-employee directors and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee. Proposal 2 seeks stockholder approval of the 2018 Plan. Stockholder approval of Proposal 2 will also allow certain awards granted under the 2018 Plan to qualify as performance-based compensation exempt from the cap imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), on the Company’s tax deduction with respect to compensation paid to certain executive officers. Upon stockholder approval of the 2018 Plan, no additional grants will be made under the Company’s 2013 Stock Option and Incentive Plan (the “2013 Plan”). A copy of the 2018 Plan is attached as Annex E to this Proxy Statement and is incorporated herein by reference.

Summary of 2018 Plan Material Features

The material features of the 2018 Plan are:

•	The maximum number of shares of common stock that may be issued under the 2018 Plan is 6,000,000 shares, plus the number of shares remaining available for issuance under the 2013 Plan as of the Effective Date;

•	Grants of “full-value” awards are deemed for purposes of determining the number of shares available for future grants under the 2018 Plan as an award for 1.5 shares for each share of common stock subject to the award. Grants of stock options or stock appreciation rights are deemed to be an award of one share for each share of common stock subject to the award;

•	Shares tendered or held back for taxes will not be added back to the reserved pool under the 2018 Plan. Upon the exercise of a stock appreciation right, the full number of shares underlying the Award will be charged to the reserved pool. Additionally, shares reacquired by the Company on the open market will not be added to the reserved pool;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;

•	Minimum vesting periods are required for grants of restricted stock, restricted stock units and performance share awards;

•	Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;

•	Any material amendment to the 2018 Plan is subject to approval by our stockholders; and

•	The term of the 2018 Plan will expire on January 5, 2028, which is ten years from the date of the special meeting.

Based solely on the closing price of our common stock as reported by The NASDAQ Global Market on December 1, 2017, the maximum aggregate market value of the common stock that could potentially be issued under the 2018 Plan is approximately $11.9 million. The shares we issue under the 2018 Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards that are forfeited, canceled or are otherwise terminated (other than by exercise or to satisfy tax withholding) under the 2018 Plan, as well as under the 2013 Plan, the 2010 Stock Option and Incentive Plan or the 2005 Equity Incentive Plan are added back to the shares of common stock available for issuance under the 2018 Plan.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2018 Plan to a “Covered Employee” (as defined in the Internal Revenue Code of 1986 (the “Code”)) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2018 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) total shareholder return; (2) achievement of key clinical milestones; (3) earnings before interest, taxes, depreciation and amortization; (4) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (5) changes in the market price of the stock; (6) economic value-added; (7) funds from operations or similar measures; (8) sales or revenue; (9) acquisitions or strategic transactions; (10) operating income (loss); (11) cash flow (including, but not limited to, operating cash flow and free cash flow); (12) return on capital, assets, equity or investment; (13) return on sales; (14) gross or net profit levels; (15) productivity; (16) expense; (17) margins; (18) operating efficiency; (19) customer satisfaction; (20) working capital; (21) earnings (loss) per share of common stock; (22) sales or market shares; and (23) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 1,000,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 2,000,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $2,500,000 for any performance cycle.

Rationale for Adoption of New Plan

The 2018 Plan is critical to our ongoing effort to build stockholder value. Our equity incentive program is broad-based and equity incentive awards are also an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and Board believe we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the appropriate number of equity incentive awards that it believes are necessary to attract, reward and retain employees. Our commitment to a carefully managed equity incentive program is demonstrated by the following facts:

•	Our historical three-year average burn rate, as calculated by the ISS, is 5.92%, which is below the 2016 Russell 3000 industry benchmark of 6.77% that ISS applies to companies in our Global Industry Classification Standard, or GICS industry group (3520).

•	Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

The following table shows our historical dilution and burn rate percentages for our most recent three fiscal years:

	December 31,
	2016	2015	2014
Full dilution (1)	12.17%	11.08%	12.46%
Gross burn rate (2)	7.17%	3.91%	6.69%

(1)	Full dilution is calculated as (shares available for grant + shares subject to outstanding equity incentive awards)/(common stock outstanding + shares available for grant + share subject to outstanding equity incentive awards).
(2)	Gross burn rate is calculated as (shares subject to options granted + shares subject to other equity incentive awards granted)/weighted average common shares outstanding.

If our stockholders approve the 2018 Plan, we will have approximately 6,254,481 shares available for grant after the Special Meeting, which is based on shares available for grant under the 2013 Plan as of the date hereof and the shares available under the 2018 Plan. Our Compensation Committee determined the size of the share pool under the 2018 Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees, and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if stockholders approve the 2018 Plan, it will be sufficient to provide equity incentives to attract, retain and motivate employees through the next twelve months.

Summary of the 2018 Plan

The following description of certain features of the 2018 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2018 Plan that is attached hereto as Annex E.

Plan Administration. The 2018 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2018 Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2018 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective officers) of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. Approximately 27 individuals are currently eligible to participate in the 2018 Plan, which includes 4 officers, 17 employees who are not officers, and 6 non-employee directors.

Plan Limits. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 2,000,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $2,500,000. In addition, no more than 6,000,000 shares will be issued in the form of incentive stock options.

Effect of Awards. For purposes of determining the number of shares of common stock available for issuance under the 2018 Plan, the grant of any “full value” award, such as a restricted stock award, restricted stock unit, unrestricted stock award or performance share will be counted as 1.5 shares for each share of common stock actually subject to the award. The grant of any stock option or stock appreciation right will be counted for this purpose as one share from each share of common stock actually subject to the award.

Stock Options. The 2018 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2018 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on The NASDAQ Global Market or applicable national securities exchange as applicable on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2018 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The maximum term of a stock appreciation right is ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period. However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period.

Restricted Stock Units. The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2018 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Compensation Committee shall determine. Except in the case of retirement, death, disability or a change in control, these awards granted to employees will have a vesting period of at least one year.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award subject to performance vesting may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Compensation Committee may grant cash bonuses under the 2018 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions. The 2018 Plan provides that upon the effectiveness of a “sale event” as defined in the 2018 Plan, except as otherwise provided by the Compensation Committee in the award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived, unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Committee’s discretion. In addition, in the case of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2018 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2018 Plan, to certain limits in the 2018 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2018 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board may at any time amend or discontinue the 2018 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of The NASDAQ Global Market, any amendments that materially change the terms of the 2018 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2018 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of 2018 Plan. The Board adopted the 2018 Plan on November 16, 2017, and the 2018 Plan becomes effective on the date it is approved by stockholders. Awards of incentive options may be granted under the 2018 Plan until November 16, 2028. No other awards may be granted under the 2018 Plan after the date that is 10 years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under the 2018 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2018 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2018 Plan, the following table provides information concerning the benefits that were received by the following persons and groups under the 2013 Plan during 2016: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees and consultants who are not executive officers, as a group.

	Option Awards
Name	Average Exercise Price Per Share	Number of Shares
J. Craig Thompson, Chief Executive Officer and Director	$24.52	93,750
William Shanahan, M.D., Senior Vice President, Chief Medical Officer	$25.36	48,751
Klara Dickinson-Eason, Senior Vice President, Chief Regulatory Officer (1)	$27.77	14,174
Chuck Olson, Chief Technology Officer (2)	$28.43	19,453
May Liu, Senior Vice President, Finance and Administration	$27.71	10,926
Paul F. Truex, former Chief Executive Officer & current Executive Chairman (3)	$27.90	39,477
All current executive officers, as a group	$25.98	226,531
All current directors who are not executive officers, as a group	$25.83	58,806
All current employees and consultants who are not executive officers, as a group	$27.18	84,682

(1)	Ms. Dickinon-Eason resigned from the Company effective June 20, 2017.
(2)	Mr. Olson resigned from the Company effective July 13, 2017.

(3)	Mr. Truex resigned from the role of Chief Executive Officer on December 2, 2016 and concurrently assumed the role of Executive Chairman of the Board.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2018 Plan. It does not describe all federal tax consequences under the 2018 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2018 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2018 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2018 Plan is structured to allow certain awards to qualify as performance-based compensation.

Required Vote

The approval of the 2018 Plan Amendment Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the 2018 Plan.

PROPOSAL 3

PROPOSAL TO APPROVE THE AMENDMENT TO THE 2010 EMPLOYEE STOCK PURCHASE PLAN

Overview

The Board of Directors has adopted an amendment to the Anthera Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan (as amended, the “2010 ESPP”), subject to stockholder approval, to affect a one-time increase of 500,000 shares of common stock reserved for issuance thereunder and to amend the maximum number of shares that may be purchased by any participant with respect to any purchase period to be the least of (a) the number of shares determined by dividing the participant’s balance in the plan account on the last day of the purchase period by the purchase price per share for the stock, (b) 12,500 shares, or (c) such lesser number of shares determined by the administrator. Under the 2010 ESPP, eligible employees of the Company and certain designated subsidiaries of the Company may authorize the Company to deduct amounts from their compensation, which amounts are used to enable the employees to purchase shares of the Company’s common stock. The purpose of the 2010 ESPP is to attract and retain key personnel, and encourage stock ownership by the Company’s employees.

The 2010 ESPP is a broad-based employee stock purchase plan under Section 423 of the Code.

Summary of the 2010 ESPP

The following description of certain features of the 2010 ESPP is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2010 ESPP that is attached hereto as Annex F.

The 2010 ESPP is administered by the person or persons appointed by the Company’s Board of Directors. The 2010 ESPP provides that all employees of the Company and any designated subsidiaries of the Company who work at least 20 hours per week are eligible to participate in the 2010 ESPP, except for persons who are deemed under Section 423(b)(3) of the Code to own five percent (5%) or more of the voting stock of the Company. Participation by any eligible employee is voluntary. The number of employees potentially eligible to participate in the 2010 ESPP is 22 persons.

The 2010 ESPP provides for two “offering periods” within each year. Unless otherwise determined by the administration, offering periods will commence on the first business day occurring on or after each January 1 and ending on the last business day occurring on or before the following June 30, and the second commencing on the first business day occurring on or after each July 1 and ending on the last business day occurring on or before the following December 31. Eligible employees may elect to become participants in the 2010 ESPP by enrolling prior to each semi-annual date to purchase shares under the 2010 ESPP. Shares are purchased through the accumulation of payroll deductions of not less than one percent (1%) nor more than ten percent (10%) of each participant’s compensation. The maximum number of shares of common stock that can be purchased under the 2010 ESPP during any one calendar year is that number having a fair market value of $25,000 on the first day of the purchase period pursuant to which the shares are purchased. The number of shares to be purchased with respect to any purchase period will be the lesser of (a) the number of shares determined by dividing the participant’s balance in the plan account on the last day of the purchase period by the purchase price per share for the stock, (b) 12,500 shares, and (c) such other lesser maximum number of shares as shall have been established by the administrator in advance of the offering. The purchase price per share will be 85% of the fair market value of the common stock as of the first date or the ending date of the applicable semi-annual purchase period, whichever is less.

A participant’s right to purchase shares during a purchase period under the 2010 ESPP is not transferable by the participant except by will or by the laws of descent and distribution. Employees may cease their participation in the offering at any time during the offering period, and participation automatically ceases on termination of employment with the Company.

The number of shares that are reserved for issuance under the 2010 ESPP is subject to adjustment for stock splits and similar events. The proceeds received by the Company from exercise under the 2010 ESPP will be used for the general purposes of the Company. Shares issued under the 2010 ESPP may be authorized but unissued shares or shares reacquired by the Company and held in its treasury.

Required Vote

The approval of the 2010 ESPP Amendment requires the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the 2010 ESPP.

PROPOSAL 4

RATIFICATION OF AUDITORS

The Audit Committee has appointed BDO USA, LLP as the Company’s independent registered public accounting firm for 2018. Representatives of BDO USA, LLP will attend the Special Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

The following is a summary of fees expected to be billed by BDO USA, LLP for fiscal year 2017 and billed for fiscal year 2016:

	2017 (1)	2016
Fees billed by BDO USA, LLP
Audit Fees (2)	$316,378	$491,272
Audit-Related Fees	$64,370	—
Tax Fees	—	—
All Other Fees	—	—

Total	$370,748	$491,272

(1)	Fees are best estimates by the Company and BDO USA, LLP as of the date of this Proxy Statement of their fees for fiscal year 2017.
(2)	Includes service fees associated with the annual audit of our financial statements, the reviews of our interim financial statements and the issuance of consent and comfort letters in connection with registration statement.

Audit Committee Pre-Approval Policies

The Audit Committee is directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent registered public accounting firm. The Audit Committee shall pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board), except that pre-approval is not required for the provision of non-audit services if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals for non-audit services, provided such approvals are presented to the Audit Committee at a subsequent meeting. All services provided by BDO USA, LLP during fiscal years 2017 and 2016 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.

Required Vote

The ratification of the selection of BDO USA, LLP requires the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.

VOTING AND PROXY PROCEDURES

Record Date; Voting Rights and Outstanding Shares

Only holders of record of our common stock as of the close of business on November 16, 2017 (the “Record Date”) are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. At the close of business on the Record Date, there were 13,849,678 shares of common stock issued and outstanding. Only holders of record of the Company’s common stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Each share of the Company’s common stock outstanding on the Record Date is entitled to one vote on all matters.

Holders of record who hold shares of Common Stock directly on the Record Date must return a proxy by one of the methods described on the proxy card or attend the Special Meeting in person in order to vote on the proposals. Investors who hold shares of Common Stock indirectly on the Record Date (“Beneficial Holders”) through a brokerage firm, bank or other financial institution (a “Financial Institution”) must return a voting instruction form to have their shares voted in accordance with their instructions, as Financial Institutions do not have discretionary voting authority with respect to any of the proposals described in this Proxy Statement. Financial Institutions that do not receive voting instructions from Beneficial Holders will not be able to vote your shares (a “Broker Non-Vote”).

A quorum of stockholders is necessary to take action at the Special Meeting. Stockholders representing a majority of the outstanding shares of our common stock (present in person or represented by proxy) will constitute a quorum. We will appoint election inspectors for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or in person at the Special Meeting. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Special Meeting.

Votes Required for Each Proposal

To approve the proposals being considered at the Special Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
PIPE	Majority	No
2018 Plan	Majority	No
2010 ESPP Amendment	Majority	No
Ratification of BDO, USA LLP	Majority	Yes

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

“Majority” means a majority of the votes properly cast at the Special Meeting for and against such matter.

The vote required and method of calculation for the proposals to be considered at the Special Meeting are as follows:

Proposal One—PIPE Proposal. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. The affirmative vote of a majority of the votes cast by the holders of shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to this proposal but will not be counted as votes cast and accordingly will have no effect upon the outcome of this proposal. Broker Non-Votes with respect to this proposal will not be considered as present and entitled to vote on this proposal.

Proposal Two—2018 Plan Proposal. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. The affirmative vote of a majority of the votes cast by the holders of shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to this proposal but will not be counted as votes cast and accordingly will have no effect upon the outcome of this proposal. Broker Non-Votes with respect to this proposal will not be considered as present and entitled to vote on this proposal.

Proposal Three—2010 ESPP Amendment Proposal. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. The affirmative vote of a majority of the votes cast by the holders of shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to this proposal but will not be counted as votes cast and accordingly will have no effect upon the outcome of this proposal. Broker Non-Votes with respect to this proposal will not be considered as present and entitled to vote on this proposal.

Proposal Four—Auditor Proposal. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. The affirmative vote of a majority of the votes cast by the holders of shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to this proposal but will not be counted as votes cast and accordingly will have no effect upon the outcome of this proposal. Broker Non-Votes with respect to this proposal will not be considered as present and entitled to vote on this proposal.

We request that you vote your shares by proxy following the methods as instructed by the notice: over the Internet, by telephone or by mail. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR (1) the PIPE Proposal; (2) the 2018 Plan Proposal; (3) the 2010 ESPP Amendment Proposal; and (4) the Auditor Proposal.

Voting by Proxy Over the Internet or by Telephone

Stockholders whose shares are registered in their own names may vote by proxy by mail, over the Internet or by telephone. Instructions for voting by proxy over the Internet or by telephone are set forth on the notice of proxy materials. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on January 4, 2018. The notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that also permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this Proxy Statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s Secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Special Meeting. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Special Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Special Meeting. We request that all such written notices of revocation to the Company be addressed to Bradley A. Bugdanowitz, Secretary, c/o Anthera Pharmaceuticals, Inc., at the address of our principal executive offices at 25801 Industrial Boulevard, Suite B, Hayward, California 94545. Our telephone number is (510) 856-5600. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by our Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock by (i) each director, (ii) each named executive officer, (iii) all directors and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our common stock as of October 31, 2017, unless otherwise indicated below.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after October 31, 2017, but excludes unvested stock options, which contain an early exercise feature. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of October 31, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Percentage ownership calculations for beneficial ownership for each person or entity are based on 13,849,678 shares outstanding as of October 31, 2017. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Anthera Pharmaceuticals, Inc., 25801 Industrial Blvd., Suite B, Hayward, California 94545.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
Biotechnology Value Fund (2)	2,031,742	13.88%
Sabby Management LLC (3)	1,114,213	7.61%
Armistice Capital Master Fund Ltd. (4)	768,915	5.55%
Executive Officers and Directors:
J. Craig Thompson (5)	67,781	*
William R. Shanahan, M.D. (6)	30,833	*
May Liu (7)	14,367	*
Paul F. Truex (8)	69,982	*
Christopher S. Henney, Ph.D. (9)	33,459	*
Brent Furse (10)	6,926	*
Brian R. Mueller (11)	13,955	*
Philip T. Sager, M.D. (12)	13,955	*
David E. Thompson (13)	26,617	*
All executive officers and directors as a group (10 persons) (14)	292,573	2.08%

*	Represents beneficial ownership of less than 1% of the shares of common stock.
(1)	Includes the shares of Company common stock issued at the Initial Closing. Does not include (i) the shares of Company common stock expected to be issued at the Second Closing, (ii) the shares of common stock issuable upon exercise of the warrants issued in the Initial Closing which are not exercisable until April 28, 2018, (iii) the shares of common stock issuable upon exercise of the warrants expected to be issued in the Second Closing, (iv) shares of common stock issuable upon the conversion of the Class Y Preferred Stock expected to be issued in the Second Closing and (v) certain warrants issued pursuant to the equity underwriting agreement by and between the Company and H.C. Wainwright & Co., LLC, dated March 14, 2017, that expired on October 28, 2017.

(2)	Based solely on information provided to the Company by the stockholder and disclosed in a Schedule 13G/A filed on February 14, 2017 on behalf of Biotechnology Value Fund, L.P (“BVF”). Includes 430 shares of Series X Preferred Stock, which is convertible into approximately 27,296 shares of Common Stock, assuming all the Series X Preferred Stock owned by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS LP and MSI BVF SPV, LLC and held in a certain partners managed account would be fully converted. Also includes 788,038 shares of common stock underlying certain warrants. BVF beneficially owns approximately 933,066 shares of Common Stock, including approximately 12,632 shares of Common Stock issuable upon the conversion of 199 shares of Series X Preferred Stock held by it and 359,300 shares of Common Stock issuable upon the exercise of certain warrants held by it, (ii) Biotechnology Value Fund II, L.P. (“BVF2”) beneficially owns approximately 612,479 shares of Common Stock, including approximately 8,252 shares of Common Stock issuable upon the conversion of 130 shares of Series X Preferred Stock held by it and 234,979 shares of Common Stock issuable upon the exercise of certain warrants held by it, (iii) Biotechnology Value Trading Fund OS, L.P. (“Trading Fund OS LP”) beneficially owns 168,304 shares of Common Stock, including approximately 2,475 shares of Common Stock issuable upon the conversion of 39 shares of Series X Preferred Stock held by it and 64,107 shares of Common Stock issuable upon the exercise of certain warrants held by it, (iv) Investment 10, LLC (“Investment 10”) beneficially owns 113,547 shares of Common Stock, including approximately 51,458 shares of Common Stock issuable upon the exercise of certain warrants held by it, and (v) MSI BVF SPV, LLC (“MSI”) beneficially owns 204,339 shares of Common Stock, including approximately 3,935 shares of Common Stock issuable upon the conversion of 62 shares of Series X Preferred Stock held by it and 78,194 shares of Common Stock issuable upon the exercise of certain warrants held by it. The address for BVF, BVF2, Trading Fund OS LP, Investment 10 and MSI is 1 Sansome Street, 30th Floor San Francisco, CA 94104.
(3)	Based solely on information provided to the Company by the stockholder and disclosed in a Schedule 13G filed on March 15, 2017 on behalf of Sabby Management, LLC. Includes 312,963 shares of common stock held by Sabby Volatility Warrant Master Fund, Ltd., a Cayman Islands company, and 472,950 shares of Common Stock issuable upon the exercise of certain warrants held by it. Also includes 551,250 shares of Common Stock held by Sabby Healthcare Master Fund, Ltd., a Cayman Islands company. Sabby Management, LLC, a Delaware limited liability company and Hal Mintz do not directly own any shares of common stock, but each beneficially own 1,114,213 shares of common stock because Sabby Management, LLC serves as the investment manager of Sabby Healthcare Master Fund, Ltd. and Sabby Healthcare Volatility Master Fund, Ltd. and Mr. Mintz indirectly in his capacity as manager of Sabby Management, LLC. This stockholder has indicated that Hal Mintz has voting and investment power over the shares held by it. This stockholder has indicated that Sabby Management, LLC serves as its investment manager, that Hal Mintz is the manager of Sabby Management, LLC and that each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over these shares except to the extent of any pecuniary interest therein. The address for Sabby Management, LLC and Mr. Mintz is 10 Mountainview Road, Suite 205 Upper Saddle River, New Jersey 07458. The address for Sabby Healthcare Master Fund, Ltd. and Sabby Healthcare Volatility Master Fund, Ltd. is 89 Nexus Way, Camana Bay Grand Cayman KY1-9007 Cayman Islands.
(4)	Based solely on information disclosed in a Schedule 13G filed on November 3, 2017 on behalf of Armistice Capital, LLC. Armistice Capital Master Fund Ltd., a Cayman Islands company, and Steven Boyd have shared power to direct the vote and disposition of the shares. Mr. Boyd disclaims beneficial ownership in the common stock, except to the extent of his pecuniary interest therein, and the filing of this statement shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities. The address for Armistice Capital, LLC and Mr. Boyd is 510 Madison Avenue, 22nd Floor, New York, New York 10022. The address for Armistice Capital Master Fund Ltd. is c/o dms Corporate Services Ltd., 20 Genesis Close, P.O. Box 314, Grand Cayman KY1-1104, Cayman Islands.
(5)	Includes (i) 19,848 shares of common stock, and ii) options to purchase 47,933 shares of common stock that are exercisable within 60 days of October 31, 2017, owned of record by Mr. Thompson.
(6)	Includes options to purchase 30,883 shares of common stock that are exercisable within 60 days of October 31, 2017, owned of record by Dr. Shanahan.

(7)	Includes (i) 4,038 shares of common stock and (ii) options to purchase 10,329 shares of common stock that are exercisable within 60 days of October 31, 2017, owned of record by Ms. Liu.
(8)	Includes (i) 16,793 shares of common stock, all of which are owned of record by the 2005 Truex Family Trust U/D/T 04/20/2005 and (ii) options to purchase an additional 53,189 shares of common stock that are exercisable within 60 days of October 31, 2017, owned of record by Paul F. Truex.
(9)	Includes (i) 3,163 shares of common stock and (ii) options to purchase an additional 30,296 shares of common stock that are exercisable within 60 days of October 31, 2017, owned of record by Dr. Henney.
(10)	Includes options to purchase 6,926 shares of common stock that are exercisable within 60 days of October 31, 2017, owned of record by Mr. Furse.
(11)	Includes (i) 1,250 shares of common stock and (ii) options to purchase 12,705 shares of common stock that are exercisable within 60 days of October 31, 2017, owned of record by Mr. Mueller.
(12)	Includes options to purchase 13,955 shares of common stock that are exercisable within 60 days of October 31, 2017, owned of record by Dr. Sager.
(13)	Includes (i) 2,003 shares of common stock and (ii) options to purchase 24,614 shares of common stock that are exercisable within 60 days of October 31, 2017, owned of record by Mr. Thompson.
(14)	Includes (i) 3,188 shares of common stock and (ii) options to purchase 11,510 shares of common stock which are exercisable within 60 days of October 31, 2017, owned of record by Renee Martin.

OTHER MATTERS AND ADDITIONAL INFORMATION

Householding of Proxy Materials

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail, and helps protect the environment as well.

Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

Registered Stockholders

If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our proxy materials for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting the Householding Department of Broadridge Financial Solutions, Inc., at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-800-542-1061. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a household mailing this year, and you would like to receive additional copies of our proxy materials, please submit your request to Investor Relations who will promptly deliver the requested copy.

Registered stockholders who have not consented to householding will continue to receive copies of proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of this Proxy Statement for all registered stockholders residing at the same address by contacting Broadridge as outlined above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

Stockholder Proposals to be Presented at the Next Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit proposals to the Board of Directors to be presented at the 2018 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above no later than November 15, 2017 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after January 29, 2018.

Our Amended and Restated Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than December 28, 2017 and no later than January 27, 2018. Our Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The Board of Directors, a designated committee thereof or the chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

By Order of the Board of Directors

Anthera Pharmaceuticals, Inc.

Sincerely,

/s/ J. Craig Thompson
J. Craig Thompson President and Chief Executive Officer

Hayward, California

December 4, 2017

ANNEX A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of October 23, 2017 by and among Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) (a) that aggregate number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 9,932,478 shares of Common Stock and shall be collectively referred to herein as the “Common Shares”) and (b) warrants (the “Warrants Relating to Common Shares”), in substantially the form attached hereto as Exhibit A, to acquire up to that number of additional shares of Common Stock equal to one hundred and forty-six percent (146%) of the number of Common Shares purchased by such Purchaser (rounded up to the nearest whole share); and (ii) (a) that aggregate number of shares of Class Y Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 2,067,522 shares of Preferred Stock and shall be collectively referred to herein as the “Preferred Shares” and together with the Common Shares, the “Shares”) and (b) warrants (the “Warrants Relating to Preferred Shares” and together with the Warrants Relating to Common Shares, the “Warrants”), in substantially the form attached hereto as Exhibit A, to acquire up to that number of additional shares of Common Stock equal to one hundred percent (100%) of the number of Preferred Shares purchased by such Purchaser (rounded up to the nearest whole share) (such Shares and Warrants, the “Aggregate Offering Securities”). The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants collectively are referred to herein as the “Warrant Shares”.

C. The Shares, the Warrants, the Warrant Shares and the Underlying Shares (as defined below) collectively are referred to herein as the “Securities”.

D. The Company has engaged Piper Jaffray & Co. as its exclusive placement agent (the “Placement Agent”) for the offering of the Shares and Warrants on a “best efforts” basis.

E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Common Shares, the Warrant Shares and the Underlying Shares (as defined below) under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Acquiring Person” has the meaning set forth in Section 4.7.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Aggregate Offering Securities” has the meaning set forth in the Preamble.

“Agreement” has the meaning set forth in the Preamble.

“Approved Stock Plan” means the issuance of any Common Stock or Common Stock Equivalents issued or issuable by the Company to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation of Rights, Preferences and Privileges of the Class Y Preferred Stock setting forth the preferences, rights and limitations of the Preferred Stock to be filed prior to the Closing by the Company with the Secretary of State of the State of Delaware substantially in the form attached hereto as Exhibit K.

“Buy-In” has the meaning set forth in Section 4.1(f).

“Buy-In Price” has the meaning set forth in Section 4.1(f).

“Closings” means the Initial Closing and the Second Closing.

“Closing Bid Price” means, for any security as of any date, (a) the last reported closing bid price per share for such security on the Principal Trading Market, as reported by Bloomberg Financial Markets, or, (b) if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or (c) if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or (d) if no closing bid price is reported for such security by Bloomberg Financial Markets, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of such security. If the Company and such holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 10 of the Warrants. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Closing Date” means the Initial Closing Date and the Second Closing Date.

“Commission” has the meaning set forth in the Recitals.

“Common Shares” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Common Stock Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Common Shares and the Warrants Relating to Common Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Common Stock Subscription Amount” in United States dollars and in immediately available funds.

“Common Unit Purchase Price” means $1.25 per unit of Common Share and Warrant

Relating to Common Shares.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Goodwin Procter LLP, with offices located at Three Embarcadero Center, 28th Floor, San Francisco, California 94111.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Deadline Date” has the meaning set forth in Section 4.1(f).

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Disclosure Schedules” has the meaning set forth in Section 3.1.

“DTC” has the meaning set forth in Section 4.1(c).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the Commission under the terms of the Registration Rights Agreement.

“Environmental Laws” has the meaning set forth in Section 3.1(dd).

“Evaluation Date” has the meaning set forth in Section 3.1(t).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FDA” has the meaning set forth in Section 3.1(ll).

“FDCA” has the meaning set forth in Section 3.1(ll).

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Initial Closing” means, in respect of the Initial Closing Amount, the closing of the purchase and sale of the Common Shares and the Warrants pursuant to this Agreement.

“Initial Closing Amount” has the meaning set forth in Section 2.1(a)(1).

“Initial Closing Date” means, in respect of the Initial Closing Amount, the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“Intellectual Property Rights” has the meaning set forth in Section 3.1(p).

“IRA” means that certain Second Amended and Restated Investor Rights Agreement by and among the Company and the other persons and entities party thereto, dated as of July 17, 2009.

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in substantially the form of Exhibit E-1 and E-2, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Legend Removal Date” has the meaning set forth in Section 4.1(c).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Effect” means a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and the Subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action by the Company as required in accordance with this Agreement.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Material Permits” has the meaning set forth in Section 3.1(n).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Notice of Acceptance” has the meaning set forth in Section 4.15(b).

“OFAC” has the meaning set forth in Section 3.1(kk).

“Outside Date” means the tenth day following the date of this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Pharmaceutical Product” has the meaning set forth in Section 3.1(ll).

“Placement Agent” has the meaning set forth in the Recitals.

“Preferred Stock” means Class Y Preferred Stock, par value $0.001 per share issued pursuant to this Agreement, and any securities into which such Class Y Preferred Stock may hereinafter be reclassified.

“Preferred Stock Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Preferred Shares and the Warrants Relating to Preferred Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Preferred Stock Subscription Amount” in United States dollars and in immediately available funds.

“Preferred Unit Purchase Price” means $1.25 per unit of Preferred Share and Warrant Relating to Preferred Shares.

“Press Release” has the meaning set forth in Section 4.6.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be The Nasdaq Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means the Common Unit Purchase Price and the Preferred Unit Purchase Price.

“Purchaser” or “Purchasers” has the meaning set forth in the Recitals.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.10.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Requisite Stockholder Approval” means the stockholder approval required for the issuance of the Securities hereunder in compliance with Nasdaq Rule 5635(d).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Second Closing” means, in respect of the Second Closing Amount, the closing of the purchase and sale of the Shares and the Warrants pursuant to this Agreement.

“Second Closing Amount” has the meaning set forth in Section 2.1(a)(1).

“Second Closing Date” means, in respect of the Second Closing Amount, the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vi).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means the Common Stock Subscription Amount and the Preferred Stock Subscription Amount.

“Subsidiary” means any subsidiary of the Company, and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Threshold Amount” has the meaning set forth in the Certificate of Designation.

“Trading Affiliate” has the meaning set forth in Section 3.2(h).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants, the Registration Rights Agreement, the Certificate of Designation, the Irrevocable Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means American Stock Transfer & Trust Company, LLC, the current transfer agent of the Company, with a mailing address of 6201 15th Avenue, Brooklyn, NY 11219, or any successor transfer agent for the Company.

“Underlying Shares” means the shares of Common Stock issued or issuable upon conversion of the Preferred Stock.

“Warrants” has the meaning set forth in the Recitals to this Agreement.

“Warrants Relating to Common Shares” has the meaning set forth in the Recitals to this Agreement.

“Warrants Relating to Preferred Shares” has the meaning set forth in the Recitals to this Agreement.

“Warrant Shares” has the meaning set forth in the Recitals.

ARTICLE II.

PURCHASE AND SALE

2.1 Closings.

(a) Amount. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, in one or more closings, (i) such number of shares of Common Stock equal to the quotient resulting from dividing (1) the Common Stock Subscription Amount for such Purchaser by (2) the Common Unit Purchase Price, rounded down to the nearest whole Common Share. In addition, each Purchaser shall (A) in the Initial Closing, receive a Warrant to purchase that number of Warrant Shares equal to three hundred percent (300%) of the number of Common Shares purchased by such Purchaser in the Initial Closing, and (B) in the Second Closing, receive a Warrant to purchase that number of Warrant Shares equal to one hundred percent (100%) of the number of Common Shares purchased by such Purchaser in the Second Closing; and/or (ii) such number of shares of

Preferred Stock equal to the quotient resulting from dividing (1) the Preferred Stock Subscription Amount for such Purchaser by (2) the Preferred Unit Purchase Price, rounded down to the nearest whole Preferred Share. In addition, each Purchaser shall receive a Warrant to purchase a number of Warrant Shares equal to one hundred percent (100%) of the number of Preferred Shares purchased by such Purchaser, as indicated below such Purchaser’s name on the signature page to this Agreement. The Warrants issued in the Initial Closing shall have an exercise price equal to $1.55 per Warrant Share, and the Warrants issued in the Second Closing shall have an exercise price equal to $1.25 per Warrant Share.

(i) Initial Closing Date. Subject to the terms and conditions set forth in this Agreement, on the Initial Closing Date, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, an aggregate number of Common Shares and Warrants equal to 19.99% of the Company’s Common Stock issued and outstanding immediately prior to giving effect to the transactions contemplated hereby (the “Initial Closing Amount”), pro rata to each Purchaser based on such Purchaser’s Common Stock Subscription Amount and/or Preferred Stock Subscription Amount, as indicated below such Purchaser’s name on the signature page to this Agreement.

(ii) Second Closing Date. Subject to the terms and conditions set forth in this Agreement, on the Second Closing Date, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, such remaining Aggregate Offering Securities in excess of the Initial Closing Amount (the “Second Closing Amount”), pro rata to each Purchaser based on such Purchaser’s Common Stock Subscription Amount and/or Preferred Stock Subscription Amount, as indicated below such Purchaser’s name on the signature page to this Agreement; provided that such Second Closing Date shall occur, within ten (10) days after the date the Company obtains the Requisite Stockholder Approval.

(b) Underlying Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to the aggregate number of shares of Common Stock necessary to effect the conversion of the Preferred Stock. The Purchasers acknowledge that the Company shall not be required to issue any shares of Common Stock to a Purchaser upon conversion by such Purchaser (or its assigns) of any shares of the Preferred Stock to the extent (and only to the extent) that such conversion would result in the Purchaser (including its predecessors-in-interest) beneficially owning shares of Common Stock in excess of the applicable Threshold Amount unless approved by the Company’s stockholders in accordance with the applicable stockholder approval requirements of Nasdaq Marketplace Rule 5635.

(c) Closings. Each Closing of the purchase and sale of the Shares and Warrants shall take place at the offices of Goodwin Procter LLP, Three Embarcadero Center, 28th Floor, San Francisco, California 94117 on the applicable Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(d) Form of Payment. Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on or prior to the Business Day immediately prior to each Closing Date, each Purchaser shall wire that portion of its Subscription Amount identified to it by the Company in writing, which (i) for the Initial Closing, shall be calculated based on such Purchaser’s pro rata portion of the Initial Closing Amount, and (ii) for the Second Closing, shall be calculated based on such Purchaser’s pro rata portion of the Second Closing Amount, in United States dollars and in immediately available funds, to a non-interest bearing escrow account established by the Company and the Placement Agent with JPMorgan Chase Bank, N.A. (the “Escrow Agent”) as set forth on Exhibit H hereto (the aggregate amounts received being held in escrow by the Escrow Agent are referred to herein as the “Escrow Amount”). On each Closing Date, (a) the Company and the Placement Agent shall instruct the Escrow Agent to deliver, in immediately available funds, the Escrow Amount constituting the applicable Purchase Price as follows: (1) to the Placement Agent, the fees and reimbursable expenses payable to the Placement Agent (which fees and expenses shall be set forth in such instructions), and (2) the balance of the applicable Purchase Price to the Company, (b) the Company shall irrevocably instruct the Transfer Agent to issue to each Purchaser the Shares in book entry form in such name as such Purchaser may designate in an amount equal to the number of Common Shares and Preferred Shares such Purchaser is purchasing in such Closing, as identified to it by the Company in writing, which (i) for the Initial Closing, shall be calculated based on such Purchaser’s pro rata portion of the Initial Closing Amount, and (ii) for the Second Closing, shall be calculated based on such Purchaser’s pro rata portion of the Second Closing Amount, within three (3) Trading Days after the applicable Closing, and (c) the Company shall deliver to each Purchaser one or more Warrants, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Warrants such Purchaser is entitled to purchase in such Closing, as identified to it by the Company in writing, which (i) for the Initial Closing, shall be calculated based on such Purchaser’s pro rata portion of the Initial Closing Amount, and (ii) for the Second Closing, shall be calculated based on such Purchaser’s pro rata portion of the Second Closing Amount, within three (3) Trading Days after the applicable Closing.

(e) Purchase Price Allocation. The Company and the Purchasers shall use commercially reasonable efforts to agree on a reasonable allocation of (i) the Common Stock Subscription Amount between the Common Shares and the Warrants Relating to Common Shares and (ii) the Preferred Stock Subscription Amount between the Preferred Shares and the Warrants Relating to the Preferred Shares. The Company and the Purchasers agree to file all relevant tax returns in a manner consistent with the allocation agreed to pursuant to this Section 2.1(e).

2.2 Closing Deliveries.

(a) On or prior to each Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i) with respect to the Initial Closing only, this Agreement, duly executed by the Company;

(ii) facsimile copies of one or more Warrants, executed by the Company and registered in the name of such Purchaser as set forth on the Book Entry Questionnaire included as Exhibit C-2 hereto, pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares as calculated pursuant to Section 2.1(a), with the original Warrants delivered within three (3) Trading Days of Closing;

(iii) a legal opinion of Company Counsel, dated as of the Closing Date and in substantially the form attached hereto as Exhibit D, executed by such counsel and addressed to the Purchasers and the Placement Agent;

(iv) with respect to the Initial Closing only, the Registration Rights Agreement, duly executed by the Company;

(v) duly executed Irrevocable Transfer Agent Instructions instructing the Transfer Agent to deliver a book entry statement evidencing the number of Shares equal to such Purchaser’s (a) Common Stock Subscription Amount divided by the Common Unit Purchase Price and/or (b) Preferred Stock Subscription Amount divided by the Preferred Unit Purchase Price, registered in the name of such Purchaser;

(vi) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the applicable Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended, by-laws of the Company and Certificate of Designation, and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in substantially the form attached hereto as Exhibit F;

(vii) the Compliance Certificate referred to in Section 5.1(i);

(viii) with respect to the Initial Closing only, a Lock-Up Agreement, substantially in the form of Exhibit I hereto (each a “Lock-Up Agreement” and collectively, the “Lock-up Agreements”) executed by and between the Company and each person or entity listed on Exhibit J hereto, and each such Lock-Up Agreement shall be in full force and effect on the Initial Closing Date;

(ix) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Delaware, as of a date within three (3) Business Days of the applicable Closing Date;

(x) a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is qualified to do business as a foreign corporation, as of a date within three (3) Business Days of the applicable Closing Date; and

(xi) a certified copy of the certificate of incorporation, as certified by the Secretary of State of Delaware, as of a date within three (3) Business Days of the applicable Closing Date.

(b) On or prior to each Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) with respect to the Initial Closing only, this Agreement, duly executed by such Purchaser;

(ii) its Subscription Amount for the applicable Closing, in United States dollars and in immediately available funds, in the amount identified to it by the Company in writing, by wire transfer to the Escrow Account, as set forth on Exhibit H attached hereto;

(iii) with respect to the Initial Closing only, the Registration Rights Agreement, duly executed by such Purchaser;

(iv) with respect to the Initial Closing only, a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement; and

(v) with respect to the Initial Closing only, a fully completed and duly executed Accredited Investor Questionnaire, satisfactory to the Company, and Book-Entry Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the schedules delivered herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby represents and warrants as of the date hereof and each Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers and to the Placement Agent:

(a) Subsidiaries. The Company has no direct or indirect subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company has no direct or indirect subsidiaries. The Company (i) owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities, and (ii) does not own, directly or indirectly, any long-term debt of or equity interest in any other Person.

(b) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Company’s Knowledge, has been threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and the Warrants and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Warrants and the Underlying Shares upon conversion of the Preferred Stock) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. The Company covenants and agrees to seek the Requisite Stockholder Approval as soon as reasonably practicable after the Initial Closing Date and to recommend approval of such resolution. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares and Warrants and the reservation for issuance and issuance of the Warrant Shares and Underlying Shares) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect or a material adverse effect on the legality, validity or enforceability of any Transaction Document or on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

(e) Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, approval, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, holder of outstanding securities of the Company or any Subsidiary or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities and the listing of the Common Shares, Warrant Shares and Underlying Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.6 of this Agreement, (vi) in respect of the Second Closing, the Requisite Stockholder Approval, and (vii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Shares to be issued at the applicable Closing have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Underlying Shares to be issued upon conversion of the Preferred Stock have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement and as set forth in the Certificate of Designation, will be validly issued, free and clear of all Liens, other than restrictions on transfer provided in the Transaction Documents or imposed by applicable securities laws and the rules and regulations of the Trading Market, and shall not be subject to preemptive or similar rights of stockholders, and the holders shall be entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares to be issued at the applicable Closing will be issued in compliance with all applicable federal and state securities laws.

(g) Capitalization. The capitalization of the Company as of June 30, 2017 is as set forth in the SEC Reports. The Company has not issued any capital stock since the date of its most recently filed SEC Report other than to reflect stock option and warrant exercises or vesting of restricted stock units that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the applicable Closing Date. Except as set forth in the SEC Reports or a result of the purchase and sale of the Shares and Warrants, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares and Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Other than the Voting Agreement, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

(h) SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”, and the SEC Reports, together with the Disclosure Schedules, being collectively referred to as the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect and would not have or reasonably be expected to result in any limitation or prohibition on the Company’s ability to register the Shares and Warrant Shares for resale on Form S-1 or on any Purchaser from using Rule 144 to resell any Securities. As of their respective filing dates, or to the extent corrected by a subsequent amendment, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. Each of the Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed (or incorporated by reference) as an exhibit to the SEC Reports.

(i) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent amendment). Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

(j) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees or service providers of the Company), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or issued pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Reports. Except for the issuance of the Shares and Warrants contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(k) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the Company’s Knowledge any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission or the Principal Trading Market involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.

(l) Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have or reasonably be expected to result in a Material Adverse Effect. None of the Company’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the Company’s Knowledge, no executive officer, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(m) Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(n) Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective business as currently conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any of its Subsidiaries has received any notice of Proceedings relating to the revocation or modification of any such Material Permits.

(o) Title to Assets. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them. The Company and its Subsidiaries have good and marketable title to all tangible personal property owned by them that is material to the business of the Company and its Subsidiaries, taken as whole, in each case free and clear of all Liens except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(p) Patents and Trademarks. To the Company’s Knowledge, the Company and the Subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights described in the SEC Reports as necessary or material for use in connection with their respective businesses in all material respects (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has knowingly infringed, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes, upon the patent, trademark, copyright, trade secret or other proprietary rights of any Person. There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by any Person that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the Company’s Knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights. To the Company’s Knowledge, there are no facts or circumstances which would form any basis for any claim of infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any Person.

(q) Insurance. Except as otherwise described in the SEC Reports, the Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions With Affiliates. Except as set forth in the SEC Reports, none of the executive officers or directors of the Company or its Subsidiaries is presently a party to any transaction with the Company or any Subsidiary (other than for services as executive officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(s) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.

(t) Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the applicable Closing

Date. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(u) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Shares and Warrants (which placement agent fees are being paid by the Company). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph (u) that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(v) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires provided by the Purchasers, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. In respect of the Initial Closing, the issuance and sale of the Securities hereunder will not contravene the rules and regulations of the Principal Trading Market. In respect of the Second Closing, upon the Requisite Stockholder Approval, the issuance and sale of the Securities hereunder will not contravene the rules and regulations of the Principal Trading Market.

(w) Investment Company The Company is not, and immediately after receipt of payment for the Shares and Warrants, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(x) Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(y) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in Schedule 3.1(y) hereto, the Company has not, in the twelve (12) months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as disclosed in Schedule 3.1(y) hereto, the Company is in compliance in all material respects with all listing and maintenance requirements of the Principal Trading Market on the date hereof.

(z) Application of Takeover Protections; Rights Agreements. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Purchasers’’ ownership of the Securities.

(aa) Disclosure. The Company confirms that it has not provided, and to the Company’s Knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.6 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

(bb) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(cc) Tax Matters. The Company and each of its Subsidiaries (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to result in a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the Company or any of its Subsidiaries by the taxing authority of any jurisdiction.

(dd) Environmental Matters. To the Company’s knowledge, neither Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and there is no pending investigation or, to the Company’s Knowledge, investigation threatened in writing that might lead to such a claim.

(ee) No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.

(ff) Foreign Corrupt Practices. Neither the Company nor its Subsidiaries, nor to the Company’s Knowledge, any agent or other person acting on behalf of the Company or its Subsidiaries, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or its Subsidiaries (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(gg) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed or that otherwise would have or reasonably be expected to result in a Material Adverse Effect.

(hh) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii) Regulation M Compliance. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Shares and Warrants.

(jj) PFIC. Neither the Company nor any Subsidiary is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(kk) OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ll) Government Licenses. The Company and its Subsidiaries possesses such permits, certificates, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company as described in the SEC Reports, including without limitation, all such approvals, certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) and/or other federal, state, local or foreign agencies or bodies engaged in the regulation of clinical trials, pharmaceuticals, or biohazardous substances or materials, except where the failure so to possess would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; and the Company has not received any written notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have or reasonably be expected to have a Material Adverse Effect. Where required by applicable laws and regulations of the FDA or any foreign regulatory authority, the Company has submitted to the FDA or any foreign regulatory authority an Investigational New Drug Application, or similar application, or amendment or supplement thereto for a clinical trial it has conducted or sponsored or is conducting or sponsoring, except where such failure would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; all such submissions were in material compliance with applicable laws and rules and regulations when submitted and no material deficiencies have been asserted by the FDA or such foreign regulatory authority with respect to any such submissions, except any deficiencies which could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(mm) FDA and Foreign Regulatory Authority. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”), or any foreign regulatory authority under similar laws and regulations (including, without limitation, the European Medicines Agency and the Japanese Ministry of Health and Welfare) that is manufactured, packaged, labeled, tested, distributed, and/or sold by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, and/or sold by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, licensure or approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have or reasonably be expected to result in a Material Adverse Effect. There is no pending, completed or, to the Company’s Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have or reasonably be expected to result in a Material Adverse Effect. The properties, business and operations of the Company and its Subsidiaries are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA and any foreign regulatory authority. Neither the Company nor its Subsidiaries have been informed by the FDA or any foreign regulatory authority that the FDA or such foreign regulatory authority will prohibit the marketing, sale, license or use in the applicable jurisdiction of any product proposed to be developed, produced or marketed by the Company or its Subsidiaries.

(nn) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(oo) Conversion and Exercise Procedures. The form of Notice of Conversion included in the Certificate of Designation sets forth the totality of the procedures required of the Purchasers in order to convert the Preferred Stock. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Preferred Stock. The Company shall honor conversions of the Preferred Stock and shall deliver the Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents; provided, however, that prior to obtaining the Requisite Stockholder Approval, the Company shall not be required to issue any shares of Common Stock to a Purchaser upon conversion by such Purchaser (or its assigns) of any shares of the Preferred Stock to the extent (and only to the extent) that such conversion would result in the Purchaser (including its predecessors-in-interest) beneficially owning shares of Common Stock in excess of the applicable Threshold Amount unless approved by the Company’s stockholders in accordance with the applicable stockholder approval requirements of Nasdaq Marketplace Rule 5635.

(pp) No Change of Control. Prior to the time at which the Company has received the Requisite Approval (as defined in the Certificate of Designation), the execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby do not and will not result in a change of control as such term is defined in the Company’s Material Contract.

(qq) Reservations of Shares of Common Stock. So long as any of the Warrants are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). So long as the Preferred Stock remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock to effect the conversion of the Preferred Stock.

(rr) Eligibility to Use Form S-3. As of the date of this Agreement, the Company is eligible to use Form S-3 under the Securities Act and it meets the transaction requirements with respect to General Instruction I.B.3 of Form S-3.

(ss) Acknowledgment Regarding Purchaser’s Trading Activity. Notwithstanding anything in this Agreement or elsewhere herein to the contrary (except for Sections 3.2(h) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(tt) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(uu) Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(vv) Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of each Closing Date to the Company and the Placement Agent as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares and Warrants and, upon exercise of the Warrants and/or conversion of the Preferred Stock, will acquire the Warrant Shares and/or Underlying Shares issuable upon exercise or conversion thereof as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d) Purchaser Status. At the time such Purchaser was offered the Shares and Warrants, it was, and at the date hereof it is, and on each date on which it exercises its Warrants or converts its Preferred Stock it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Purchaser hereby represents that neither it nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser acknowledges that the obligation of the Company under this Agreement to offer and sell the Securities in the Second Closing is contingent upon the Requisite Stockholder Approval and in the event that the Requisite Stockholder Approval is not obtained, provided that the Company has used its reasonable best efforts to seek the Requisite Stockholder Approval no later than ninety (90) days after the Initial Closing Date and the Board of Directors of the Company recommends that the stockholders vote in favor of such Requisite Stockholder Approval, such Purchaser shall not have any recourse against the Company resulting from the fact that the Second Closing Does not Occur or the failure to obtain the Requisite Stockholder Approval.

(g) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(h) Certain Trading Activities. Other than with respect to the transactions contemplated herein, as of the date hereof, since the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

(i) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(j) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Shares and Warrants and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(k) Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m) Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(n) Beneficial Ownership. Assuming the accuracy of the Company’s representations and warranties set forth in Section 3.1(g), the purchase by such Purchaser of the Common Shares and Warrants issuable to it at the Initial Closing will not result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred. In connection with the Initial Closing, such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that each Closing shall have occurred. A Purchaser shall not be deemed to have acquired, or have the right to acquire, any shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined in the Certificate of Designation) prior to the sixty-first (61st) day after the Purchaser’s delivery of a Notice of Conversion under the Certificate of Designation. Notwithstanding the foregoing, the Company shall at all times be required to issue the applicable number of shares of Common Stock to a given Purchaser upon the valid conversion by such Purchaser (or its assigns) of shares of Class Y Preferred Stock unless and only to the extent that, prior to the Required Stockholder Approval, such conversion and related issuance: (i) would result in the aggregate issuance to a given Purchaser (including its predecessors-in-interest) of a number of shares of Common Stock in excess of the applicable Threshold Amount, and (ii) has not been approved by the Company’s stockholders in accordance with the stockholder approval requirements of Nasdaq Marketplace Rule 5635.

(o) Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(p) Accuracy of Accredited Investor Questionnaire. The Accredited Investor Questionnaire delivered by such Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement, and such Accredited Investor Questionnaire delivered to the Company by such Purchaser will each be complete and accurate as of each Closing and the effective date of the Registration Statement; provided, that such Purchaser shall be entitled to update such information by providing written notice thereof to the Company.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any legal opinion, except to the extent required by the Company’s Transfer Agent, any transfer of the Securities by a Purchaser to an Affiliate of such Purchaser; provided, that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b) Legends. Any certificates or book entry notations evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure of such legended Securities. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c) Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate (or book entry notation, as applicable) without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, such Securities are sold only during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the Effective Date or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall cause Company Counsel to issue to the Transfer Agent the legal opinion referred to in the Irrevocable Transfer Agent Instructions. Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than two (2) Trading Days following the delivery by a Purchaser to the Company (with notice to the Company) of (i) a legended certificate (or book entry notation) representing Shares, Warrant Shares or Underlying Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), (ii) an Exercise Notice in the manner stated in the Warrants to effect the exercise of such Warrant in accordance with its terms, or (iii) a Notice of Conversion in the manner stated in the Certificate of Designation to effect the conversion of such Preferred Shares in accordance with their terms, and an opinion of counsel to the extent required by Section 4.1(a) (such second (2nd) Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the transferee of such Purchaser or such Purchaser, as applicable, a certificate or book entry notations representing such Securities that is free from all restrictive and other legends, or at the election of the Purchaser, by delivery via the Deposit/Withdrawal at Custodian system of DTC. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates (or book entry notations) for Shares or Warrant Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser. If a legal opinion is required by the Company’s transfer agent or requested by a Purchaser in connection with legend removal, the Company hereby agrees to cause its outside counsel to promptly provide such legal opinion.

(d) Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in substantially the form of Exhibit E-1 and E-2 attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) (or instructions that are consistent therewith) will be given by the Company to its transfer agent in connection with this Agreement, other than with respect to the issuance of the Underlying Shares upon a valid conversion of the Preferred Stock, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(e) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. While the Registration Statement remains effective, each Purchaser hereunder may sell the Shares and Warrant Shares in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares or the Warrant Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares and Warrant Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Shares or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(e) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(e).

(f) Failure to Deliver Shares. If the Company shall fail for any reason or for no reason to issue to a Purchaser a certificate (or book entry notation, as applicable) without such legend or any other legend to the holder of the applicable Shares or Warrant Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the DTC within two (2) Trading Days after receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, (i) the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Bid Price of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date and (ii) until such certificate is delivered without a legend if on or after the Trading Day immediately following such two (2) Trading Day period, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within two (2) Trading Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (or make such book entry notation, as applicable) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates (or make such book entry notation, as applicable) representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the Closing Bid Price on the Deadline Date.

4.2 Reservation of Common Stock. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the applicable Closing Date, the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on exercise of the Warrants set forth in the Warrants). From the Second Closing Date to the date on which the Purchasers have exercised their rights in full under the Certificate of Designation, the Company shall reserve for issuance to the Purchasers a number of shares of Common Stock at least equal to the number of Underlying Shares.

4.3 Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144, until the date that the Shares and Warrant Shares cease to be Registrable Securities (as defined in the Registration Rights Agreement), the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

4.4 Warrant Exercise Procedures. The totality of the procedures required of a Purchaser in order to exercise its Warrants are as set forth in the Warrants. Subject to compliance with the terms of the Transaction Documents, no additional legal opinion or other information or instruction not otherwise specified therein shall be required of such Purchaser to exercise their Warrants. The Company shall honor exercises of the Warrants, and shall deliver Warrant Shares, in each case, in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.5 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.6 Securities Laws Disclosure; Publicity. By 9:00 A.M., New York City time, on the Trading Day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Placement Agent disclosing all material terms of the transactions contemplated hereby. On or before 9:00 A.M., New York City time, on the second (2nd) Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the form of Warrant and the Registration Rights Agreement)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement, after the issuance of the Press Release, regarding the confidentiality and use of such information. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.7 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Securities under the Transaction Documents or under any other written agreement between the Company and the Purchasers; provided, however, that no such Purchaser owns any equity in the Company prior to its purchase of the Securities hereunder.

4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. If the Company provides a Purchaser or its agents or counsel with any material non-public information regarding the Company without the express written consent of such Purchaser, neither the Purchaser nor its agent or counsel shall have any duty of confidentiality with respect to, or duty not to trade on the basis of, such information.

4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares and Warrants hereunder for clinical research and development purposes for SOLLPURA, including the RESULT, SIMPLICITY and EASY trials as well as enabling manufacturing and general corporate purposes and shall not use such proceeds for: (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock Equivalents or (c) the settlement of any outstanding litigation.

4.10 Indemnification of Purchasers. In consideration of each Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from and against any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (“Indemnified Liabilities”) that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in any of the other Transaction Documents or (b) any action instituted against the Company, any Purchaser Party, or any other Purchaser in any capacity, or any of them or their respective Affiliates, by any Person who is not an Affiliate of such Purchaser seeking indemnification, with respect to or arising out of the execution, delivery, performance or enforcement of any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any such Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.10, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all reasonable fees and expenses relating to such proceeding; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the reasonable and documented fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel may be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.11 Principal Trading Market Listing. In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Principal Trading Market an additional shares listing application covering all of the Common Shares, Warrant Shares and Underlying Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Common Shares, Warrant Shares and Underlying Shares to be approved for listing on the Principal Trading Market as promptly as possible thereafter.

4.12 Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser. The Company, on or before the applicable Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.13 Delivery of Shares and Warrants After Closing. The Company shall deliver, or cause to be delivered, a book entry statement evidencing the Shares purchased by each Purchaser to such Purchaser within three (3) Trading Days of each Closing Date.

4.14 Short Sales and Confidentiality After The Date Hereof. Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.6 or (ii) this Agreement is terminated in full pursuant to Section 6.18. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and Disclosure Schedules. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.5. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

4.15 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.16 Subsequent Equity Sales. From the date hereof until thirty (30) days after the later of (i) the Effective Date and (ii) the date that the Required Stockholder Approval is obtained and deemed effective, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents other than (1) pursuant to an Approved Stock Plan, or (2) upon the exercise or exchange of or conversion of any Securities issued hereunder or any Common Stock or Common Stock Equivalents outstanding as of the date hereof; provided, however, the thirty (30) day period set forth in this Section 4.16 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares. In addition, the Company shall use its reasonable best efforts to obtain a waiver of registration rights under the IRA for the period of time from the date of this Agreement to the Effective Date.

4.17 Lock-up Agreements. The Company shall not amend, modify, waive or terminate any provision of any of the Lock-up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-up Agreement in accordance with its terms. If any officer or director that is a party to a Lock-up Agreement breaches any provision of a Lock-up Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Lock-up Agreement.

4.18 Voting Agreements. The Company shall not amend, modify, waive or terminate any provision of any of the Voting Agreements and shall enforce the provisions of each Voting Agreement in accordance with its terms. If any stockholder that is a party to a Voting Agreement breaches any provision of a Voting Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Voting Agreement.

4.19 Effectiveness of Registration Statement. The Company will use its reasonable best efforts to cause the initial Registration Statement to become effective prior to the topline data release for the Company’s RESULT trial.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Shares and Warrants at the Initial Closing and/or Second Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the applicable Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of each Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to each Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(f) Listing. The Nasdaq Global Market shall have approved the listing of additional shares application for the Common Shares, Warrants Shares and Underlying Shares.

(g) No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of the applicable Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the applicable Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

(h) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(i) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of each Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the applicable Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit G.

(j) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

(k) Reservation of Shares of Common Stock. As of each Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock issuable upon exercise of the Warrants issued in such Closing (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). Further, as of the Second Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, a number of shares of Common Stock equal to the number of Underlying Shares issuable upon conversion of the Preferred Stock.

5.2 Conditions Precedent to the Obligations of the Company to sell Securities. The Company’s obligation to sell and issue the Shares and Warrants at the Initial and/or Second Closing to a Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the applicable Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of each Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to each Closing Date.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(e) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

ARTICLE VI.

MISCELLANEOUS

6.1 Fees and Expenses. The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after each Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail or facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the email address or facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Anthera Pharmaceuticals
25801 Industrial Boulevard, Suite B
Hayward, California 94545
Attention: May Liu
Telephone No.: (510) 856-5600
Facsimile No.:(510) 856-5597
E-mail: mliu@anthera.com

With a copy to:	Goodwin Procter LLP
Three Embarcadero Center, 28th Floor
San Francisco, California 94111
Telephone No.: (415) 733-6099
Facsimile No.: (415) 677-9041
Attention: Bradley Bugdanowitz
E-mail: bbugdanowitz@goodwinlaw.com

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by

(a) the Company and (b)(i) prior to the Initial Closing, the Purchasers representing at least two-thirds ( 2⁄3) of the issuable Securities, and (ii) after the Initial Closing, the Purchasers representing at least two-thirds ( 2⁄3) of the Securities then held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought; provided, that any amendment, waiver modification or supplement of this Agreement that modifies the Subscription Amount of any Purchaser, the Purchase Price or Section 2.1(a) of this Agreement or causes any such Purchaser to assume any additional liability or obligation, may be effected only pursuant to a written instrument signed by the Company and such Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered on the same terms and conditions to all Purchasers who then hold Securities. Notwithstanding the foregoing, any provision of this Agreement which may be waived, modified, supplemented or amended without the written consent of each Purchaser may only be so waived, modified, supplemented or amended in a manner which applies to all Purchasers in the same fashion. The Company shall give prompt written notice to each Purchaser of any waiver, modification, supplement or amendment hereof that was effected without each Purchaser’s written consent.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (i) the Placement Agent is an intended third party beneficiary of Article III hereof and (ii) each Purchaser Party is an intended third party beneficiary of Section 4.9.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive each Closing and the delivery of all the Securities.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsels have chosen to communicate with the Company through Cooley LLP, counsel to the Placement Agent. Each Purchaser acknowledges that Cooley LLP has rendered legal advice to the Placement Agent and not to such Purchaser in connection with the transactions contemplated hereby, and that each such Purchaser has relied for such matters on the advice of its own respective counsel. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

6.18 Termination. This Agreement may be terminated and the sale and purchase of the Shares and the Warrants abandoned (i) at any time prior to the Initial Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Initial Closing has not been consummated on or prior to 5:00 P.M., New York City time, on the Outside Date, and (ii) prior to the Second Closing at any time after the date that is ninety (90) days after the Initial Closing Date if at such time the Requisite Stockholder Approval has not been obtained; provided, however, that the right to terminate this Agreement under this Section 6.18 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Initial Closing to occur on or before such time. Nothing in this Section 6.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.18, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 6.18, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom. The Company and any Purchaser(s) may extend the term of this Agreement in accordance with the amendment provisions of Section 6.4 herein.

6.19 Waiver of Conflicts. Each Purchaser acknowledges that Goodwin Procter LLP, outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by the this Agreement, including representation of such Purchasers or their affiliates in matters of a similar nature to the transactions contemplated by this Agreement. The applicable rules of professional conduct require that Goodwin Procter LLP inform the Purchasers hereunder of this representation and obtain their consent. Goodwin Procter LLP has served as outside general counsel to the Company and has negotiated the terms of this Agreement solely on behalf of the Company. Each Purchaser hereby (a) acknowledges that they have had an opportunity to ask for and have obtained information relevant to such representation; (b) acknowledges that with respect to the transactions contemplated by this Agreement, Goodwin Procter has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Goodwin Procter LLP’s representation of the Company in the transactions contemplated by this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ANTHERA PHARMACEUTICALS, INC.

By:	/s/ John Craig Thompson
Name: John Craig Thompson
Title: President and Chief Executive Officer

PURCHASER:
Sabby Volatility Warrant Master Fund, Ltd.
By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	Chief Operating Officer of Investment Management

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$2,035,097.50
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		1,628,078
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		2,254,004
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):	$

Tax ID No.:    [Redacted]

Address for Notice:

c/o Sabby Management

10 Mountainview Road – Ste 205

Upper Saddle River, NJ 07458

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Robert Grundstein

Delivery Instructions (if different than left)

c/o: Bank of America Merrill Lynch

Street: 4800 Deer Lake Drive E.

City/State/Zip: Jacksonville, FL 32246-6484,

                         Mail  Code- FR9-80S-01

Attention: Specialized Securities-LP Ops

Telephone No.: [Redacted]

PURCHASER:
Empery Asset Master, LTD
By: Empery Asset Management, LP, its authorized agent
By:	/s/ Brett Director
Name:	Brett Director
Title:	General Counsel

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$437,375.00
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		349,900
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		484,420
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$437,375

Tax ID No.:    [Redacted]

Address for Notice:

c/o Empery Asset Management, LP

One Rockefeller Plaza, Suite 1205

New York, NY 10020

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Brett Director

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Empery Tax Efficient, LP
By: Empery Asset Management, LP, its authorized agent
By:	/s/ Brett Director
Name:	Brett Director
Title:	General Counsel

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$273,375
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		218,700
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		302,780
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$273,375

Tax ID No.:    [Redacted]

Address for Notice:

c/o Empery Asset Management, LP

One Rockefeller Plaza, Suite 1205

New York, NY 10020

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Brett Director

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Empery Tax Efficient II, LP
By: Empery Asset Management, LP, its authorized agent
By:	/s/ Brett Director
Name:	Brett Director
Title:	General Counsel

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$539,250
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		431,400
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		597,254
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$539,250

Tax ID No.:    [Redacted]

Address for Notice:

c/o Empery Asset Management, LP

One Rockefeller Plaza, Suite 1205

New York, NY 10020

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Brett Director

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
CVI Investments, Inc.
By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$1,250,000
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		1,000,000
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		1,384,456
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$1,250,000

Tax ID No.:    [Redacted]

Address for Notice:

Heights Capital Management

101 California Street, Suite 3250

San Francisco, CA 94111

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Sam Winer

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Lincoln Park Capital Fund, LLC
By: Lincoln Park Capital, LLC
By: Rockledge Capital Corporation
By:	/s/ Joshua Scheinfeld
Name:	Joshua Scheinfeld
Title:	President

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$500,000
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		400,000
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		533,782
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$500,000

Tax ID No.: [Redacted]

Address for Notice:

Lincoln Park Capital, LLC

440 N. Wells St., Suite 410

Chicago, IL 60654

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Robert Garcia

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Sio Partners, LP
By:	/s/ Michael Castor
Name:	Michael Castor
Title:	Managing Member of the Investment Manager

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$45,130
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		36,104
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		49,984
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$45,130

Tax ID No.: [Redacted]

Address for Notice:

Sio Capital Management, LLC

535 Fifth Avenue, Suite 910

New York, NY 10017

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Michael Castor

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Sio Partners Master Fund, LP
By:	/s/ Michael Castor
Name:	Michael Castor
Title:	Managing Member of the Investment Manager

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$33,096.25
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		26,477
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		36,657
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$33,096.25

Tax ID No.: [Redacted]

Address for Notice:

Sio Capital Management, LLC

535 Fifth Avenue, Suite 910

New York, NY 10017

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Michael Castor

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Compass MAV LLC
By:	/s/ Michael Castor
Name:	Michael Castor
Title:	Managing Member of the Investment Manager

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$47,141.25
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		37,713
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		52,211
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$47,141.25

Tax ID No.:    [Redacted]

Address for Notice:

Sio Capital Management, LLC

535 Fifth Avenue, Suite 910

New York, NY 10017

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Michael Castor

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Compass Offshore MAV LIMITED
By:	/s/ Michael Castor
Name:	Michael Castor
Title:	Managing Member of the Investment Manager

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$24,632.50
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		19,706
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		27,282
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$24,632.50

Tax ID No.:    [Redacted]

Address for Notice:

Sio Capital Management, LLC

535 Fifth Avenue, Suite 910

New York, NY 10017

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Michael Castor

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
683 Capital Partners, LP
By:	/s/ Joseph Patt
Name:	Joseph Patt
Title:	Member of the General Partner

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$1,800,000
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		1,440,000
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		1,993,618
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$1,800,000.00

Tax ID No.:    [Redacted]

Address for Notice:

683 Capital Partners, LP

3 Columbus Circle, Ste. 2205

New York, NY 10019

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Joseph Patt

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
AIGH Investment Partners LP
By:	/s/ Orin Hirschman
Name:	Orin Hirschman
Title:	General Partner

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$750,000
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		600,000
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		830,674
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$750,000

Tax ID No.: [Redacted] Address for Notice: 6006 Berkeley Avenue Baltimore, MD 21209 Telephone No.: [Redacted] Facsimile No.: [Redacted] E-mail Address: [Redacted] Attention: [Redacted]	Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
AIGH Investment Partners LLC
By:	/s/ Orin Hirschman
Name:	Orin Hirschman
Title:	General Partner

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$50,000
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		40,000
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		55,378
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$50,000

Tax ID No.: [Redacted] Address for Notice: 6006 Berkeley Avenue Baltimore, MD 21209 Telephone No.: [Redacted] Facsimile No.: [Redacted] E-mail Address: [Redacted] Attention: [Redacted]	Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Birchview Fund LLC
By:	/s/ Matthew Strobeck
Name:	Matthew Strobeck
Title:

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$100,000
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		80,000
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		110,756
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$100,000

Tax ID No.:    [Redacted]

Address for Notice:

Birchview Fund

c/o Birchview Capital, LP

688 Pine Street, Suite 2D

Burlington, VT 05401

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Dick McCormick

Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Biotechnology Value Fund, L.P. By: BVF Partners L.P., General Partner By: BVF, Inc., General Partner
By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$653,437.50
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		522,750
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		723,724
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$653,437.50

Tax ID No.: [Redacted] Address for Notice: 1 Sansome Street, 30th Floor San Francisco, CA 94104 Telephone No.: [Redacted] Facsimile No.: [Redacted] E-mail Address: [Redacted] Attention: Spike Loy

Delivery Instructions (if different than left)

c/o: The Depository Trust Company

Street: 570 Washington Blvd., 5th Floor

City/State/Zip: Jersey City, NJ 07310

Attention: [Redacted]

Telephone No.: [Redacted]

PURCHASER:
Biotechnology Value Fund II, L.P. By: BVF Partners L.P., General Partner By: BVF, Inc., General Partner
By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$442,437.50
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		353,950
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		490,028
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$442,437.50

Tax ID No.: [Redacted] Address for Notice: 1 Sansome Street, 30th Floor San Francisco, CA 94104 Telephone No.: [Redacted] Facsimile No.: [Redacted] E-mail Address: [Redacted] Attention: Spike Loy

Delivery Instructions (if different than left)

c/o: The Depository Trust Company

Street: 570 Washington Blvd., 5th Floor

City/State/Zip: Jersey City, NJ 07310

Attention: [Redacted]

Telephone No.: [Redacted]

PURCHASER
Biotechnology Value Trading Fund OS, L.P.
By: BVF Partners OS Ltd., General Partner
By: BVF Partner L.P., Sole Member
By: BVF, Inc., General Partner
By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$116,517.50
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		93,214
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		129,050
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$116,517.50

Tax ID No.: [Redacted] Address for Notice: 1 Sansome Street, 30th Floor San Francisco, CA 94104 Telephone No.: [Redacted] Facsimile No.: [Redacted] E-mail Address: [Redacted] Attention: Spike Loy

Delivery Instructions (if different than left)

c/o: The Depository Trust Company

Street: 570 Washington Blvd., 5th Floor

City/State/Zip: Jersey City, NJ 07310

Attention: [Redacted]

Telephone No.: [Redacted]

PURCHASER:
Investment 10, LLC
By: BVF Partners, L.P., attorney-in-fact
By: BVF, Inc., General Partner
By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$69,135
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		55,308
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		76,570
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$69,135.00

Tax ID No.: [Redacted] Address for Notice: 1 Sansome Street, 30th Floor San Francisco, CA 94104 Telephone No.: [Redacted] Facsimile No.: [Redacted] E-mail Address: [Redacted] Attention: Spike Loy

Delivery Instructions (if different than left)

c/o: The Depository Trust Company

Street: 570 Washington Blvd., 5th Floor

City/State/Zip: Jersey City, NJ 07310

Attention: [Redacted]

Telephone No.: [Redacted]

PURCHASER:
MSI BVF SPV, LLC
By: BVF Partners L.P., attorney-in-fact
By: BVF, Inc., General Partner
By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:		$83,375.00
(b) Common Unit Purchase Price:		$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)		66,700
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):		92,342
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$

(b) Preferred Unit Purchase Price:	$

(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):

(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):

(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):		$83,375.00

Tax ID No.: [Redacted] Address for Notice: 1 Sansome Street, 30th Floor San Francisco, CA 94104 Telephone No.: [Redacted] Facsimile No.: [Redacted] E-mail Address: [Redacted] Attention: Spike Loy	Delivery Instructions (if different than left) c/o: BNP Paribas Prime Brokerage Street: 787 Seventh Ave., 8th Floor City/State/Zip: New York, NY 10019 Attention: Jose Nevarez Telephone No.: [Redacted]

PURCHASER:
Armistice Capital Master Fund Ltd.
By:	/s/ Touhan Steve Chen
Name:	Tohuan Steve Chen
Title:	Controller of IM

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:	$2,415,597.50
(b) Common Unit Purchase Price:	$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)	1,932,478
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):	3,470,308
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:	$2,584,402.50
(b) Preferred Unit Purchase Price:	$1.25
(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):	2,067,522
(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):	2,067,522
(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):	$5,000,000

Tax ID No.: [Redacted] c/o Armistice Capital, LLC 510 Madison Ave, 22nd Floor New York, NY 10022 Telephone No.: [Redacted] Facsimile No.: [Redacted] E-mail Address: [Redacted] Attention: Steve Chen	Delivery Instructions (if different than left) c/o: Street: City/State/Zip: Attention: Telephone No.:

PURCHASER:
Alyeska Master Fund, L.P.
By:	/s/ Jason Bragg
Name:	Jason Bragg
Title:	CFO and COO

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:	$446,430
(b) Common Unit Purchase Price:	$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)	357,144
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):	494,450
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:
(b) Preferred Unit Purchase Price:
(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):
(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):
(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):	$446,430

Tax ID No.: [Redacted]

Address for Notice:

PO Box 309, Ugland House

Grand Cayman, KY1-1104

Cayman Islands

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Jason Bragg

Delivery Instructions (if different than left)

c/o: Alyeska Investment Group, L.P.

Street: 77 W. Wacker, Suite 700

City/State/Zip: Chicago, IL 60601

Attention: Melissa O’Malley

Telephone No.: [Redacted]

PURCHASER:
Alyeska Master Fund 2, L.P.
By:	/s/ Jason Bragg
Name:	Jason Bragg
Title:	CFO and COO

(1) Purchase of Common Shares and related Warrants:
(a) Common Stock Subscription Amount:	$303,570
(b) Common Unit Purchase Price:	$1.25
(c) Number of Common Shares to be Acquired (Quotient of (1)(a) and (1)(b) rounded down to the nearest whole Common Share)	242,856
(d) Underlying Shares Subject to Warrant Relating to Common Shares (138.4% of the number of Common Shares to be acquired):	336,224
(2) Purchase of Preferred Shares and related Warrants:
(a) Preferred Stock Subscription Amount:
(b) Preferred Unit Purchase Price:
(c) Number of Preferred Shares to be Acquired (Quotient of (2)(a) and (2)(b) rounded down to the nearest whole Common Share):
(d) Underlying Shares Subject to Warrant Relating to Preferred Shares ( % of the number of Preferred Shares to be acquired):
(3) TOTAL SUBSCRIPTION AMOUNT (Sum of (1)(a) and (2)(a)):	$303,570

Tax ID No.: [Redacted]

Address for Notice:

PO Box 309, Ugland House

Grand Cayman, KY1-1104

Cayman Islands

Telephone No.: [Redacted]

Facsimile No.: [Redacted]

E-mail Address: [Redacted]

Attention: Jason Bragg

Delivery Instructions (if different than left)

c/o: Alyeska Investment Group, L.P.

Street: 77 W. Wacker, Suite 700

City/State/Zip: Chicago, IL 60601

Attention: Melissa O’Malley

Telephone No.: [Redacted]

EXHIBITS:

A:	Form of Warrant
B:	Form of Registration Rights Agreement
C-1:	Accredited Investor Questionnaire
C-2:	Book Entry Questionnaire
D:	Form of Opinion of Company Counsel
E:	Form of Irrevocable Transfer Agent Instructions
F:	Form of Secretary’s Certificate
G:	Form of Officer’s Certificate
H:	Wire Instructions
I:	Form of Lock-Up Agreement
J:	List of Directors and Executive Officers Executing Lock-Up Agreements
K:	Form of Certificate of Designation

SCHEDULES:

3.1(a) Subsidiaries

3.1(y) Listing and Maintenance Requirements

EXHIBIT A

FORM OF WARRANT

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT C-1

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	Purchaser

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share, and the shares of common stock that may be issued upon exercise of certain warrants or upon conversion of the Class Y Preferred Stock (collectively, the “Securities”), of Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: ( )

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Approximate Date of formation:

Were you formed for the purpose of investing in the securities being offered?

Yes            No

If an individual:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: ( )

Age:	Citizenship:	Where registered to vote:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

Yes ____    No ____

Social Security or Taxpayer Identification No.

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Securities of the Company.

(1) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

(2) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

(3) An insurance company as defined in Section 2(13) of the Securities Act;

(4) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(5) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(6) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(7) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(8) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(9) An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

(10) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

(11) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (excluding the value of the primary residence of that person);

(12) A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

(13) An executive officer or director of the Company;

(14) An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

A. FOR EXECUTION BY AN INDIVIDUAL:

By
Date
Print Name:

B. FOR EXECUTION BY AN ENTITY:

Entity Name:

By
Date
Print Name:
Title:

C. ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By
Date
Print Name:
Title:

Entity Name:

By
Date
Print Name:
Title:

EXHIBIT C-2

BOOK ENTRY QUESTIONNAIRE

Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear in the book entry notation(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT D

FORM OF OPINION OF COMPANY COUNSEL

EXHIBIT E-1

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FOR COMMON STOCK AND RELATED WARRANTS

As of                     , 20

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn:

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of October 23, 2017 (the “Agreement”), by and among Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders, inter alia, shares (the “Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”), and warrants (the “Warrants”), which are exercisable into shares of Common Stock.

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any:

(i) to issue certificates or book entry statements representing shares of Common Stock upon transfer or resale of the Shares; and

(ii) to issue shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Annex I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon together with indication of receipt of the exercise price therefor.

So long as you have received either (a) written confirmation from the Company’s legal counsel that a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) together with a copy of such registration statement, or (b) legal opinion from the Company’s legal counsel, in form and substance reasonably acceptable to you, that the Shares and the Warrant Shares have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) or are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, then, unless otherwise required by law, within two (2) Trading Days of your receipt of a notice of transfer, Shares or the Exercise Notice, you shall issue the certificates or statements representing the Shares and/or the Warrant Shares, as the case may be, registered in the names of such Holders or transferees, as the case may be, and such certificates or statements shall not bear any legend restricting transfer of the Shares or the Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Shares and Warrant Shares are not registered for resale under the Securities Act or able to be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, then the certificates or statements for such Shares and/or Warrant Shares shall bear the following legend:

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex II.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

[Signature Page Follows]

Very truly yours,

ANTHERA PHARMACEUTICALS, INC.

By:
Name:
Title:

Annex I

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No.                  (the “Warrant”) issued by Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase                  Warrant Shares pursuant to the Warrant.

(3) The Holder intends that payment of the Exercise Price shall be made as (check one):

☐  Cash Exercise

☐  “Cashless Exercise” under Section 10 of the Warrant

(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $                 in immediately available funds to the Company in accordance with the terms of the Warrant.

(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

(6) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 11 of the Warrant to which this notice relates.

Dated:

Name of Holder:

By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

ACKNOWLEDGEMENT

The Company hereby acknowledges this Exercise Notice and receipt of the appropriate exercise price and hereby directs American Stock Transfer & Trust Company, LLC to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated                 ,         , from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company, LLC.

ANTHERA PHARMACEUTICALS, INC.

By:
Name:
Title:

Annex II

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn:

Re: Anthera Pharmaceuticals, Inc.

Ladies and Gentlemen:

We are counsel to Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of October 23, 2017, entered into by and among the Company and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company has issued, and may further issue, to the Purchasers, inter alia, shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and warrants exercisable for shares of Common Stock (the “Warrants”). Pursuant to that certain Registration Rights Agreement of even date, the Company agreed to register the resale of the Common Stock, including, inter alia, the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Registrable Securities”), under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                 ,         , the Company filed a Registration Statement on Form S-3 (File No. 333-                ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at          [a.m.][p.m.] on                 ,         , and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                 ,         , provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours,

Goodwin Procter LLP

By:

EXHIBIT E-2

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FOR PREFERRED STOCK AND RELATED WARRANTS

As of                 ,

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn:

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of October 23, 2017 (the “Agreement”), by and among Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders, inter alia, (i) shares (the “Shares”) of Class Y Preferred Stock of the Company, par value $0.001 per share (the “Preferred Stock”) and in the future may issue shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), which is subject to adjustment, upon conversion of the Preferred Stock (the “Underlying Shares”), and (ii) warrants (the “Warrants”), which are exercisable into shares of Common Stock.

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any:

(i) to issue certificates or book entry statements representing shares of Preferred Stock upon transfer or resale of the Shares; and

(ii) to issue shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Annex I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon together with indication of receipt of the exercise price therefor.

Upon the Company’s receipt of a Holder’s duly completed and executed Notice of Conversion as set forth in Annex A to the Company’s Certificate of Designation of Preferences, Rights and Limitations of Class Y Convertible Stock dated October __, 2017, the Company shall issue to American Stock Transfer & Trust Company, LLC (the “Transfer Agent”) a legal opinion signed by its counsel authorizing the issuance of the certain number of shares of the Company’s Class Y Preferred Stock set forth in the Notice of Conversion to be converted into the Company’s Common Stock and setting forth the transfer restrictions and legends, if any, to be attached to the Underlying Shares (the “Legal Opinion”). If the converting Holder has been issued a physical stock certificate for its Class Y Preferred Stock (the “Stock Certificate”), such Holder shall mail the physical copy of such Stock Certificate to the Transfer Agent along with an instruction letter specifying (i) the number of shares of Class Y Preferred Stock to be converted into Underlying Shares and (ii) whether they would like their remaining Class Y Preferred Stock (if any) kept in book entry or certificated form (the “Instruction Letter”). Once the Company has received such Notice of Conversion from the Holder, and the Transfer Agent has received the Legal Opinion from the Company’s legal counsel and the Stock Certificate (if any) and the Instruction Letter from the Holder, the Transfer Agent shall process such Underlying Shares consistent with the conversion mechanics and timing outlined in Section 6(e) of the Certificate of Designation.

So long as you have received either (a) written confirmation from the Company’s legal counsel that a registration statement covering resales of the Shares, the Underlying Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), together with a copy of such registration statement, or (b) legal opinion from the Company’s legal counsel, in form and substance reasonably acceptable to you, that the Shares, the Underlying Shares and the Warrant Shares have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) or are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions then, unless otherwise required by law, within two (2) Trading Days of your receipt of written confirmation of (1) or (2) above or the Exercise Notice, you shall remove any restrictive legend or stop transfer order and/or transfer the Shares, Underlying Shares and Warrant Shares registered in the names of Purchasers to the applicable transferee and such Shares, Underlying Shares and Warrant Shares shall not bear any legend restricting transfer of the Shares, Underlying Shares and Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Shares, Underlying Shares and Warrant Shares are not registered for resale under the Securities Act or able to be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, then the certificates or statements for such Shares, Underlying Shares and/or Warrant Shares shall bear the following legend:

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Shares, Underlying Shares and Warrant Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex II.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

[Signature Page Follows]

Very truly yours,

ANTHERA PHARMACEUTICALS, INC.

By:
Name:
Title:

Annex I

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No.                      (the “Warrant”) issued by Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase                     Warrant Shares pursuant to the Warrant.

(3) The Holder intends that payment of the Exercise Price shall be made as (check one):

☐  Cash Exercise

☐  “Cashless Exercise” under Section 10 of the Warrant

(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $                     in immediately available funds to the Company in accordance with the terms of the Warrant.

(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

(6) The Holder and its Attribution Parties (as defined in the Warrant) together beneficially own an aggregate of             shares of Common Stock (as defined in the Warrant), as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the applicable regulations of the Securities and Exchange Commission.

Dated:
Name of Holder:
By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

ACKNOWLEDGEMENT

The Company hereby acknowledges this Exercise Notice and receipt of the appropriate exercise price and hereby directs American Stock Transfer & Trust Company, LLC to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated                     ,            , from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company, LLC.

ANTHERA PHARMACEUTICALS, INC.

By:
Name:
Title:

Annex II

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn:

Re: Anthera Pharmaceuticals, Inc.

Ladies and Gentlemen:

We are counsel to Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of October 23, 2017, entered into by and among the Company and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company will issue to the Purchasers, inter alia, shares of the Company’s Class Y Preferred Stock, $0.001 par value per share (the “Preferred Stock”), and warrants exercisable for shares of Common Stock (the “Warrants”). Pursuant to that certain Registration Rights Agreement of even date (the “Registration Rights Agreement”), the Company agreed to register the resale of, inter alia, certain shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) issued or issuable upon conversion of the Preferred Stock (the “Underlying Shares”) and certain shares of the Common Stock issuable upon exercise of the Warrants (collectively, the “Registrable Securities”), under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                     ,            , the Company filed a Registration Statement on Form S-3 (File No. 333-                ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers party to the Registration Rights Agreement as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at                  [a.m.][p.m.] on                     ,            , and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

    This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                     ,            , provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours,

Goodwin Procter LLP

By:

EXHIBIT F

FORM OF SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of October 23, 2017, by and among the Company and the purchasers party thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.	Attached hereto as Exhibit A-1 is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company on September 21, 2017. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.	Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.	Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.	Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

J. Craig Thompson	Chief Executive Officer

May Liu	Senior Vice President, Finance and Administration

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this                  day of                     ,            .

Secretary

I, J. Craig Thompson, Chief Executive Officer, hereby certify that Bradley A. Bugdanowitz is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Chief Executive Officer

EXHIBIT A

Resolutions

EXHIBIT B

Certificate of Incorporation

EXHIBIT C

Bylaws

EXHIBIT G

FORM OF OFFICER’S CERTIFICATE

The undersigned, the Chief Executive Officer of Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to Section 5.1(i) of the Securities Purchase Agreement, dated as of October 23, 2017, by and among the Company and the purchasers signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.	The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

2.	The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate this              day of                     ,                 .

Name: J. Craig Thompson
Title: Chief Executive Officer

EXHIBIT H

WIRE INSTRUCTIONS

EXHIBIT I

FORM OF LOCK-UP AGREEMENT

October         , 2017

PIPER JAFFRAY & CO.

As Placement Agent

800 Nicollet Mall

Minneapolis, Minnesota 55402

RE:    Anthera Pharmaceuticals, Inc.

Ladies and Gentlemen:

This Agreement is being delivered to you in connection with the Securities Purchase Agreement (the “Purchase Agreement”) proposed to be entered into by and among Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and certain institutional investors, relating to the proposed private placement (the “Private Placement”) of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and warrants to purchase shares of Common Stock (the “Warrants”).

To induce the Placement Agent (as defined below) to continue its efforts in connection with the Private Placement and in light of the benefits that the Private Placement will confer upon the undersigned in its capacity as a securityholder and/or an officer or director of the Company, the undersigned agrees that, commencing on the date of effectiveness of the resale registration statement with respect to the Common Stock and Warrants to be sold under the Purchase Agreement and continuing until and including the date that is 30 days following the date of effectiveness of the resale registration statement (the “Lock-Up Period”), without the prior written consent of Piper Jaffray & Co. (the “Placement Agent”), the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for Common Stock (the “Lock-Up Securities”) (including, without limitation, the Lock-Up Securities which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Lock-Up Securities (each of the foregoing referred to as a “Disposition”) during the Lock-Up Period. The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Lock-Up Securities.

Notwithstanding the foregoing, the undersigned may transfer (a) shares of Common Stock acquired in open market transactions by the undersigned after the completion of the Private Placement, (b) any or all of the Lock-Up Securities if the transfer is by gift, will or intestacy, and (c) the Lock-Up Securities (i) as forfeitures of Lock-Up Securities to satisfy tax withholding obligations of the undersigned in connection with the vesting or exercise of equity awards by the undersigned pursuant to the Company’s equity plans, (ii) pursuant to a net exercise or cashless exercise by the undersigned of outstanding equity awards pursuant to the Company’s equity plans, provided that any Lock-Up Securities acquired upon the net exercise or cashless exercise of equity awards described in this clause (ii) above shall be subject to the restrictions set forth in this Agreement or (iii) pursuant to the conversion or sale of, or an offer to purchase, all or substantially all of the outstanding Lock-Up Securities, whether pursuant to a merger, tender offer or otherwise; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement; provided, further, that in the case of a transfer pursuant to clauses (b), (c)(i) or (c)(ii) above, no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transactions.

Furthermore, notwithstanding anything herein to the contrary, the undersigned may enter into an agreement to allow brokerage sales of all or a portion of the undersigned’s Lock-Up Securities pursuant to Rule 10b5-1 of the Exchange Act; provided, however, that (i) no public announcement or disclosure of entry into such agreement is made or required to be made during the Lock-Up Period and (ii) any such brokerage sales may not occur prior to the expiration of the Lock-Up Period.

The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any Lock-Up Securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any Lock-Up Securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party other than any registration rights granted to the undersigned in connection with the Private Placement; provided that such waiver shall apply only to the proposed Private Placement, and any other action taken by the Company in connection with the proposed Private Placement.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, if (i) the closing of the Private Placement has not occurred prior to November 30, 2017, (ii) the Company notifies you in writing that it does not intend to proceed with the Private Placement or (iii) the Purchase Agreement shall be terminated (other than the provisions that survive termination thereof) prior to payment for and delivery of the Common Stock and Warrants to be sold pursuant thereto, this agreement shall be of no further force or effect.

By:
Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

EXHIBIT J

LIST OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTING LOCK-UP AGREEMENTS

EXHIBIT K

FORM OF CERTIFICATE OF DESIGNATION

ANNEX B

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ANTHERA PHARMACEUTICALS, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.	Original Issue Date:

Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received,                      or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of                     shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $[1.25] [1.55] per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time [on or after the six (6) month and one (1) day anniversary of the Original Issue Date set forth above (the “Initial Exercisability Date”)] [on or after the date hereof (the “Original Issue Date”)] and through and including 5:30 P.M., New York City time, on [                    ], 20[22][23] (the “Expiration Date”), and subject to the following terms and conditions:

This Warrant (this “Warrant”) is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement, dated October 23, 2017, by and among the Company and the Purchasers identified therein (the “Purchase Agreement”). All such Warrants are referred to herein, collectively, as the “Warrants.”

1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

2. Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. Subject to the restrictions on transfer set forth in Section 4.1 of the Purchase Agreement and compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified in the Purchase Agreement and (x) in compliance with the legend affixed to the face of this Warrant and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth in Sections 3.2(b), (c) and (d) of the Purchase Agreement, to the Company at its address specified in the Purchase Agreement. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any legal opinion, except to the extent required by the Company’s transfer agent, any transfer of this Warrant by the Holder to an affiliate of such Holder; provided, that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall prepare, issue and deliver at its own expense any New Warrant under this Section 3.

4. Exercise and Duration of Warrants.

(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 of this Warrant at any time and from time to time on or after the [Initial Exercisability Date] [Original Issue Date] and through and including 5:30 P.M. New York City time, on the Expiration Date. At 5:30 P.M., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and the unexercised portion of this Warrant shall be terminated and no longer outstanding.

(b) The Holder may exercise this Warrant by delivering to the Company an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed (the date on which the Exercise Notice is delivered to the Company (as determined in accordance with the notice provisions hereof), an “Exercise Date”). Within one (1) Trading Day following the Exercise Date, the Holder shall deliver to the Company payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice and if a “cashless exercise” may occur at such time pursuant to Section 10 below). The delivery by (or on behalf of) the Holder of the Exercise Notice as provided above (other than in the case of a cashless exercise) shall constitute the Holder’s certification to the Company that its representations contained in Sections 3.2(b), (c) and (d) of the Purchase Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such assignee Holder as of the Exercise Date). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice be required. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case after the Exercise Date (the “Warrant Share Delivery Date”); provided, that the Holder delivers the payment to the Company of the aggregate Exercise Price with respect to the Exercise Notice (other than in the case of a cashless exercise) within one (1) Trading Day following the date of Exercise Date; provided, further, that if the Holder fails to deliver such payment within one (1) Trading Day following the Exercise Date, such Warrant Share Delivery Date shall instead become the first Trading Day following the delivery of such payment) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if the Registration Statement is not effective and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder or an Affiliate of the Holder, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), at the Holder’s election (i) a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, or (ii) an electronic delivery of the Warrant Shares to the Holder’s or its designee’s account at the Depository Trust Company (“DTC”) or a similar organization, unless in the case of clause (i) and (ii) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume and manner of sale restrictions pursuant to Rule 144 under the Securities Act, in which case such Holder shall receive a certificate for the Warrant Shares issuable upon such exercise with appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the time of delivery of the Exercise Notice; provided that the Holder delivers the payment to the Company of the aggregate Exercise Price with respect to the Exercise Notice (other than in the case of a cashless exercise) within one (1) Trading Day following the date of Exercise Date. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to an Exercise Notice by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Closing Bid Price of the Common Stock on the date of the applicable Exercise Notice), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Holder, use its reasonable best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through DTC or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through such a clearing corporation. As used herein, (i) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Exercise Notice, and “Trading Market” means whichever of the New York Stock Exchange, the NYSE American (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

(b) If by the close of the Warrant Share Delivery Date, the Company fails to deliver to the Holder the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after the Warrant Share Delivery Date and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s sole discretion, either (1) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased, at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate or (2) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased in the Buy-In over the product of (A) the number of shares of Common Stock purchased in the Buy-In, times (B) the closing bid price of a share of Common Stock on the Exercise Date.

(c) To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the limitations set forth in Section 11 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity, if requested by the Company, but without any requirement to post a surety bond). Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company represents and warrants that on the Original Issue Date, it has duly authorized and reserved, and covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each such case the Exercise Price shall be adjusted to a price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date immediately before giving effect to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii), (iii) or (iv) of this paragraph shall become effective immediately after the effective date of such subdivision, combination or reclassification.

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (including cash) (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained therein. The Company will at all times set aside in escrow and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Holder is entitled pursuant to this paragraph (b).

(c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 11 on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 11 on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in the same ratio as the relative fair value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction (other than a Fundamental Transaction not approved by the Company’s Board of Directors) the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that for the avoidance of doubt, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity, as of the date of consummation of such Fundamental Transaction, the same type or form of consideration (and in the same proportion), of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 9(c)) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for, the Company (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and the Successor Entity may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e) Calculations. All calculations under this Section 9 shall be made to the nearest one-thousandth of a cent or the nearest one thousandth of a share, as applicable.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(g) Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least ten (10) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission (as defined in the Purchase Agreement) pursuant to a Current Report on Form 8-K.

10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds; provided, however, that (i) if at any time after the six-month anniversary of the Closing Date, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder or (ii) upon the occurrence of a Fundamental Transaction, the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is being exercised;

“A” equals the VWAP of the shares of Common Stock on the Trading Day immediately preceding the Exercise Date; and

“B” equals the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg Financial Markets, or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Board of Directors of the Company shall use its good faith judgment to determine the fair market value. The Board of Directors’ determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

For purposes of this Warrant, “Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Warrant is The Nasdaq Global Market.

For purposes of this Warrant, “VWAP” means for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if Principal Trading Market is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Trading Market, (c) if the Common Stock is not then listed or quoted for trading on the Principal Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of two-thirds ( 2⁄3) in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

11. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, coincident with or following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by the Holder (together with any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) does not exceed the Beneficial Ownership Limitation percent of the total number of then issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise but excluding the number of shares that cannot be issued due to the operation of the limitation in this Section 11 or any other similar limitation on exercise to the extent that it limits the right to acquire underlying securities), it being acknowledged by the Holder that such Holder is solely responsible for any schedules required to be filed in accordance therewith. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant subject to the Exercise Notice with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) exercise of the remaining, unconverted shares of Warrants beneficially owned by such Holder or any of its

Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any Class Y Preferred Stock) beneficially owned by such Holder or any of its Attribution Parties that, in the case of both (A) and (B), are subject to a limitation on conversion or exercise similar to the limitation contained herein. A determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 11, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Holder, the Company shall within three (3) Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant. [The Holder may not increase or decrease its Beneficial Ownership Limitation.] [By written notice to the Company, which will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, the Holder may increase or decrease the Beneficial Ownership Limitation to an amount not to exceed 9.99% of the number of shares of the Common Stock then outstanding.]

The “Beneficial Ownership Limitation” shall [initially] be [4.99%][9.99%] of the number of shares of the Common Stock then outstanding Any purported delivery to any Holder or the Attribution Parties of a number of shares of Common Stock or any other security upon exercise of the Warrants shall be void and have no effect to the extent, but only to the extent, that before or after such delivery, the Holder and the Attribution Parties would have Beneficial Ownership of Common Stock or any other such Class in excess of the Beneficial Ownership Limitation.

12. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

13. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in the Purchase Agreement prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in the Purchase Agreement on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a Person for such notices or communications shall be as set forth in the Purchase Agreement unless changed by such Person by two (2) Trading Days’ prior notice to the other Persons in accordance with this Section 13.

14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act; provided, that the use of a third-party warrant agent shall not change any terms hereof. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15. Miscellaneous.

(a) No Rights as a Stockholder. The Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b) Authorized Shares. (i) The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(iii) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(c) Successors and Assigns. Subject to the restrictions on transfer set forth in this Warrant and in Section 4.1 of the Purchase Agreement, and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d) Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holders of Warrants representing no less than two thirds ( 2⁄3) of the Warrant Shares obtainable upon exercise of the Warrants then outstanding. Notwithstanding the foregoing, the number of Warrant Shares subject to this Warrant, the Expiration Date of this Warrant and the Exercise Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Holder. Further, if any amendment to, or waiver of, this Warrant results in a disproportionate adverse effect to the Holder or any group of holders of warrants, the written consent of the Holder, or group of holders, as the case may be, shall be required to effect such amendment or waiver. The Company shall give prompt written notice to the Holder of any amendment hereto or waiver hereunder that was effected without the Holder’s written consent.

(e) Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f) Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THE PURCHASE AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g) Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h) Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

ANTHERA PHARMACEUTICALS, INC.

By:
Name:
Title:

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No.             (the “Warrant”) issued by Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase             Warrant Shares pursuant to the Warrant.

(3) The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	Cash Exercise

☐ “Cashless	Exercise” under Section 10 of the Warrant

(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $             in immediately available funds to the Company in accordance with the terms of the Warrant.

(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

(6) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of the Warrant to which this notice relates.

Dated:

Name of Holder:

By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

SCHEDULE 2

FORM OF ASSIGNMENT

[To be completed and executed by the Holder only upon transfer of the Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                  (the “Transferee”) the right represented by the within Warrant to purchase                  shares of Common Stock of Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”) to which the within Warrant relates and appoints                  attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants and agrees to and with the Company that:

(a)	the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(a)(1) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)	the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

(d)	the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

ANNEX C

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 23, 2017, by and among Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 6(d).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Commission” means the Securities and Exchange Commission.

“Common Shares” means the maximum number of shares of Common Stock issued, to be issued or issuable to the Purchasers pursuant to the Purchase Agreement.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Company” has the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the fiftieth (50th) calendar day following the Initial Closing Date (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, January 8, 2018); provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Event” has the meaning set forth in Section 2(c).

“Event Date” has the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the fifteenth (15th) calendar day following the Initial Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Closing Date” has the meaning set forth in the Purchase Agreement.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Liquidated Damages” has the meaning set forth in Section 2(c).

“Losses” has the meaning set forth in Section 5(a).

“New Registration Statement” has the meaning set forth in Section 2(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Piper Jaffray & Co. and any permitted assigns.

“Preferred Stock” means Class Y Preferred Stock, par value $0.001 per share to be issued pursuant to the Purchase Agreement, and any securities into which such Class Y Preferred Stock may hereinafter be reclassified.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Initial Closing Date, shall be The Nasdaq Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.

“Registrable Securities” means all of (i) the Shares and (ii) any securities issued or issuable upon any conversion, exercise, stock split, dividend or other distribution, merger, consolidation, exchange, recapitalization or similar event with respect to the foregoing, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that with respect to a particular Holder, such Holder’s Shares shall cease to be Registrable Securities upon the earlier to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such securities sold by the Holder shall cease to be a Registrable Security); and (B) becoming eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions, pursuant to a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), the amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” has the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means the Common Shares, the Warrant Shares and the Underlying Shares.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Underlying Shares” means the shares of Common Stock issued or issuable upon conversion of the Preferred Stock.

“Warrants” means the maximum number of Warrants issued or to be issued pursuant to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

2. Registration.

(a) On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to register for resale the Registrable Securities as a secondary offering) subject to the provisions of Section 2(e) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register the Registrable Securities on Form S-3, or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Securities Act Rules Compliance and Disclosure Interpretations Question 612.09. Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities not acquired pursuant to the Purchase Agreement (whether pursuant to registration rights or otherwise), second by Registrable Securities represented by holders of Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders), third by Registrable Securities represented by Underlying

Shares (applied, in the case that some Underlying Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Underlying Shares held by such Holders) and fourth by Registrable Securities represented by Common Shares (applied, in the case that some Common Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Common Shares held by such Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Common Shares held by such Holders). In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b) The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders and (ii) the date on which the Holders cease to hold Registrable Securities (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 P.M. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which date of confirmation shall initially be the date requested for effectiveness of such Registration Statement.

(c) If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline or (iii) after its Effective Date and except for the reason as set forth in Section 2(e), (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement) to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for any reason, in each case, for more than an aggregate of twenty (20) consecutive calendar days or forty (40) calendar days (which need not be consecutive days) during any twelve (12) month period, or (iv) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto), (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and, for purposes of clauses (i), (ii) or (iv), the date on which such Event occurs, or for purposes of clause (iii), the date on which such twenty (20) or forty (40) calendar day period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the earlier of (1) the applicable Event is cured or (2) the Registrable Securities are eligible for resale pursuant to Rule 144 without manner of sale or volume restrictions, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to one and one-quarter percent (1.25%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any unregistered Registrable Securities then held by such Holder. The parties agree that (1) the Company will not be liable for Liquidated Damages under this Agreement with respect to any Warrants or Warrant Shares (prior to their issuance), (2) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (except in respect of an Event described in Section 2(c)(iv) herein), (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the Effectiveness Deadline) and in no event shall, the aggregate amount of Liquidated Damages (excluding Liquidated Damages payable in respect of an Event described in Section 2(c)(iv) herein) payable to a Holder exceed, in the aggregate, twelve percent (12%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement) and (3) in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1.0%) of the aggregate purchase price paid by the Holders pursuant to the Purchase Agreement. If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of one percent (1.0%) per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. Notwithstanding the foregoing, nothing shall preclude any Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 2(c) in accordance with applicable law.

(d) Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than three (3) Trading Days following the date of this Agreement. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three (3) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission, which time period shall not be considered an “Event” hereunder and no Liquidated Damages shall accrue or be payable with respect thereto.

3. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than three (3) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three (3) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) Trading Day or one (1) Trading Day period described above, as applicable.

(b) (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Shares (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c) Notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company reasonably believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all such information shall remain confidential to each Holder (who may disclose such information only to such Holder’s employees, accountants, attorneys and professional advisors who need to know such information in order to fulfill such party’s obligations to Holder, who are informed of the confidential nature of such information and who are bound by a confidentiality and non-disclosure agreement pertaining thereto) until such information otherwise becomes public, unless disclosure by a Holder is required by law; and provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information; and provided, further, that any notice sent by the Company pursuant to clauses (iii)-(vi) of this paragraph shall be deemed to be an exercise by the Company of its right under Section 3(h) hereof to suspend the availability of a Registration Statement and Prospectus.

(d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates or book entry statements, as applicable, representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or statements shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h) Following the occurrence of any event contemplated by Section 3(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the

Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial Liquidated Damages otherwise required pursuant to Section 2(c), for a period not to exceed forty (40) calendar days (which need not be consecutive days) in any twelve (12) month period. For the avoidance of doubt, any period of time for which the availability of a Registration Statement and Prospectus are suspended pursuant to Section 2(e) shall be disregarded when determining the time period allotted under this Section 3(h).

(i) The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the common stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

(j) The Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefor.

(k) If the Company includes any securities, other than Registrable Securities, in the Registration Statement, and the Company is required to cut-back the number of securities in such Registration Statement, for any reason, the Company will not cut-back any Registrable Securities prior to cutting-back all such other securities. If any Registrable Securities are to be cut-back, the Registrable Securities shall be cut-back pro rata for all Holders of such Registrable Securities.

4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with Section 3(j) above, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to the FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (B) in the case of a suspension of the availability of a Registration Statement or Prospectus pursuant to Section 3(h), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(d) below, to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) to the extent that any such Losses arise out of the Purchaser’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of a suspension of the availability of a Registration Statement or Prospectus pursuant to Section 3(h), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Except and to the extent specified in the Disclosure Schedules to the Purchase Agreement (the “Existing Registration Rights”),

neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities or securities subject to Existing Registration Rights and the Company shall not prior to the Effective Date enter into any new agreement providing any such right to any of its security holders. The Company shall not file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or, in connection with an acquisition, on Form S-4 until the earlier of (i) the date that is thirty (30) days after the Initial Registration Statement or New Registration Statement, as the case may be, is declared effective or (ii) the date that all Registrable Securities are eligible for resale by non-affiliates without volume or manner of sale restrictions under Rule 144 and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144. For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder or from filing amendments to registration statements filed prior to the date of this Agreement.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement

(d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon a suspension of the availability of a Registration Statement or Prospectus pursuant to Section 3(h), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(e) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder to the Persons as permitted under the Purchase

Agreement; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(i) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(n) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ANTHERA PHARMACEUTICALS, INC.

By:	/s/ John Craig Thompson
Name: John Craig Thompson Title: President and Chief Executive Officer

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Sabby Volatility Warrant Master Fund, Ltd.

AUTHORIZED SIGNATORY

By:	/s/ Robert Grundstein
Name: Robert Grundstein
Title: Chief Operating Officer of Investment Manager

ADDRESS FOR NOTICE

c/o: Sabby Management
Street: 10 Mountainview Road, Suite 205
City/State/Zip: Upper Saddle River, NJ 07458
Attention: Robert Grundstein
Tel: [Redacted]
Fax: [Redacted]
Email: [Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Empery Asset Master, LTD
By: Empery Asset Management, LP, its authorized agent

AUTHORIZED SIGNATORY

By:	/s/ Brett Director
Name: Brett Director
Title: General Counsel

ADDRESS FOR NOTICE

c/o: Empery Asset Management, LP
Street: One Rockefeller Plaza, Suite 1205
City/State/Zip: New York, NY 10020
Attention: Brett Director
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Empery Tax Efficient, LP
By: Empery Asset Management, LP, its authorized agent

AUTHORIZED SIGNATORY

By:	/s/ Brett Director
Name: Brett Director
Title: General Counsel

ADDRESS FOR NOTICE c/o: Empery Asset Management, LP
Street: One Rockefeller Plaza, Suite 1205
City/State/Zip: New York, NY 10020
Attention: Brett Director
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Empery Tax Efficient II, LP
By: Empery Asset Management, LP, its authorized agent

AUTHORIZED SIGNATORY

By:	/s/ Brett Director
Name: Brett Director
Title: General Counsel

ADDRESS FOR NOTICE c/o: Empery Asset Management, LP
Street: One Rockefeller Plaza, Suite 1205
City/State/Zip: New York, NY 10020
Attention: Brett Director
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

CVI Investments, Inc.

AUTHORIZED SIGNATORY

By:	/s/ Martin Kobinger
Name: Martin Kobinger
Title: Investment Manager

ADDRESS FOR NOTICE c/o: Heights Capital Management, Inc.
Street: 101 California Street
City/State/Zip: San Francisco, CA 94111
Attention: Sam Winer
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Lincoln Park Capital Fund, LLC

AUTHORIZED SIGNATORY
By: Lincoln Park Capital, LLC
By: Rockledge Capital Corporation

By:	/s/ Joshua Scheinfeld
Name: Joshua Scheinfeld
Title: President

ADDRESS FOR NOTICE c/o: Lincoln Park Capital
Street: 440 N. Wells St., Suite 410
City/State/Zip: Chicago, IL 60654
Attention: Robert Garcia
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Sio Partners, LP

AUTHORIZED SIGNATORY

By:	/s/ Michael Castor
Name: Michael Castor
Title: Managing Member of the Investment Manager

ADDRESS FOR NOTICE c/o: Sio Capital Management, LLC
Street: 535 Fifth Avenue, Suite 910
City/State/Zip: New York, NY 10017
Attention: Michael Castor
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Sio Partners Master Fund, LP

AUTHORIZED SIGNATORY

By:	/s/ Michael Castor
Name: Michael Castor
Title: Managing Member of the Investment Manager

ADDRESS FOR NOTICE c/o: Sio Capital Management, LLC
Street: 535 Fifth Avenue, Suite 910
City/State/Zip: New York, NY 10017
Attention: Michael Castor
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Compass MAV LLC

AUTHORIZED SIGNATORY

By:	/s/ Michael Castor
Name: Michael Castor
Title: Managing Member of the Investment Manager

ADDRESS FOR NOTICE c/o: Sio Capital Management, LLC
Street: 535 Fifth Avenue, Suite 910
City/State/Zip: New York, NY 10017
Attention: Michael Castor
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Compass Offshore MAV LIMITED

AUTHORIZED SIGNATORY

By:	/s/ Michael Castor
Name: Michael Castor
Title: Managing Member of the Investment Manager

ADDRESS FOR NOTICE c/o: Sio Capital Management, LLC
Street: 535 Fifth Avenue, Suite 910
City/State/Zip: New York, NY 10017
Attention: Michael Castor
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY 683 Capital Partners, LP

AUTHORIZED SIGNATORY

By:	/s/ Joseph Patt
Name: Joseph Patt
Title: Member of the General Partner

ADDRESS FOR NOTICE c/o: 683 Capital Partners, LP
Street: 3 Columbus Circle, Suite 2205
City/State/Zip: New York, NY 10019
Attention: Joseph Patt
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

AIGH Investment Partners LP

AUTHORIZED SIGNATORY

By:	/s/ Orin Hirschman
Name: Orin Hirschman
Title: General Partner

ADDRESS FOR NOTICE c/o: AIGH Investment Partners LP
Street: 6006 Berkeley Avenue
City/State/Zip: Baltimore, MD 21209
Attention: Orin Hirschman
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

AIGH Investment Partners LLC

AUTHORIZED SIGNATORY

By:	/s/ Orin Hirschman
Name: Orin Hirschman
Title: General Partner

ADDRESS FOR NOTICE c/o: AIGH Investment Partners LP
Street: 6006 Berkeley Avenue
City/State/Zip: Baltimore, MD 21209
Attention: Orin Hirschman
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Birchview Fund LLC

AUTHORIZED SIGNATORY

By:	/s/ Matthew Strobeck
Name: Matthew Strobeck
Title:

ADDRESS FOR NOTICE c/o: Birchview Capital
Street: 688 Pine Street, Suite 2D
City/State/Zip: Burlington, VT 05401
Attention: Dick McCormick
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Biotechnology Value Fund, L.P.

AUTHORIZED SIGNATORY
By: BVF Partners, L.P., General Partner
By: BVF, Inc., General Partner

By:	/s/ Mark Lampert
Name: Mark Lampert
Title: President

ADDRESS FOR NOTICE c/o: BVF Partners, L.P.
Street: 1 Sansome Street, 30th Floor
City/State/Zip: San Francisco, CA 94104
Attention: Spike Loy
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Biotechnology Value Fund II, L.P.

AUTHORIZED SIGNATORY
By: BVF Partners, L.P., General Partner
By: BVF, Inc., General Partner

By:	/s/ Mark Lampert
Name: Mark Lampert
Title: President

ADDRESS FOR NOTICE c/o: BVF Partners, L.P.
Street: 1 Sansome Street, 30th Floor
City/State/Zip: San Francisco, CA 94104
Attention: Spike Loy
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Biotechnology Value Trading Fund, OS

AUTHORIZED SIGNATORY
By: BVF Partners OS, Ltd., General Partner
By: BVF Partners, L.P., Sole Member
By: BVF, Inc., General Partner

By:	/s/ Mark Lampert
Name: Mark Lampert
Title: President

ADDRESS FOR NOTICE c/o: BVF Partners, L.P.
Street: 1 Sansome Street, 30th Floor
City/State/Zip: San Francisco, CA 94104
Attention: Spike Loy
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Investment 10, LLC

AUTHORIZED SIGNATORY
By: BVF Partners, L.P., attorney-in-fact
By: BVF, Inc., General Partner

By:	/s/ Mark Lampert
Name: Mark Lampert
Title: President

ADDRESS FOR NOTICE c/o: BVF Partners, L.P.
Street: 1 Sansome Street, 30th Floor
City/State/Zip: San Francisco, CA 94104
Attention: Spike Loy
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

MSI BVF SPV, LLC

AUTHORIZED SIGNATORY
By: BVF Partners, L.P., attorney-in-fact
By: BVF, Inc., General Partner

By:	/s/ Mark Lampert
Name: Mark Lampert
Title: President

ADDRESS FOR NOTICE c/o: BVF Partners, L.P.
Street: 1 Sansome Street, 30th Floor
City/State/Zip: San Francisco, CA 94104
Attention: Spike Loy
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Armistice Capital Master Fund Ltd.

AUTHORIZED SIGNATORY

By:	/s/ Tohuan Steve Chen
Name: Tohuan Steve Chen
Title: Controller of IM

ADDRESS FOR NOTICE c/o: Armistice Capital LLC
Street: 510 Madison Ave, 22nd Floor
City/State/Zip: New York, NY 10022
Attention: Steve Chen
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Alyeska Master Fund, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Jason Bragg
Name: Jason Bragg
Title: CFO and CCO

ADDRESS FOR NOTICE c/o: Alyeska Master Fund
Street: PO Box 309, Ugland House
City/State/Zip: Grand Cayman, KY1-1104, Cayman Islands
Attention: Jason Bragg
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Alyeska Master Fund 2, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Jason Bragg
Name: Jason Bragg
Title: CFO and CCO

ADDRESS FOR NOTICE c/o: Alyeska Master Fund
Street: PO Box 309, Ugland House
City/State/Zip: Grand Cayman, KY1-1104, Cayman Islands
Attention: Jason Bragg
Tel:	[Redacted]
Fax:	[Redacted]
Email:	[Redacted]

ANNEX D

ANTHERA PHARMACEUTICALS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

CLASS Y CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

ANTHERA PHARMACEUTICALS, INC., Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the “DGCL”) does hereby certify that, in accordance with Sections 141(c) and 151 of the DGCL, the following resolution was duly adopted by a committee of the Board of Directors of the Corporation acting upon authority delegated by the Board of Directors, on October 23, 2017:

RESOLVED, pursuant to authority expressly set forth in the Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the issuance of a series of Preferred Stock designated as the Class Y Convertible Preferred Stock, par value $0.001 per share, of the Corporation is hereby authorized and the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series) are hereby fixed, and the Certificate of Designation of Preferences, Rights and Limitations of Class Y Convertible Preferred Stock is hereby approved as follows:

CLASS Y CONVERTIBLE PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified into.

“Conversion Price” for the Class Y Preferred Stock shall be $1.25, subject to adjustment as provided herein.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Class Y Preferred Stock in accordance with the terms hereof.

“DGCL” shall mean the Delaware General Corporation Law.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any holder of Class Y Preferred Stock.

“Issuance Date” means the first date on which any shares of Class Y Preferred Stock are issued by the Corporation.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of October 23, 2017 by and among Anthera Pharmaceuticals, Inc., a Delaware corporation, and each purchaser identified on the signature pages thereto.

“Stated Value” means $1.25 per share, subject to increase as set forth in Section 3 below.

“Threshold Amount” means 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to an applicable Notice of Conversion.

“Trading Day” means a day on which the Common Stock is traded for any period on a principal securities exchange or if the Common Stock is not traded on a principal securities exchange, on a day that the Common Stock is traded on another securities market on which the Common Stock is then being traded.

Section 2. Designation, Amount and Par Value; Assignment.

(a) The series of preferred stock designated by this Certificate of Designation shall be designated as the Corporation’s Class Y Convertible Preferred Stock (the “Class Y Preferred Stock”) and the number of shares so designated shall be 2,067,522. The Class Y Preferred Stock shall have a par value of $0.001 per share.

(b) The Corporation shall register shares of the Class Y Preferred Stock, upon records to be maintained by the Corporation for that purpose (the “Class Y Preferred Stock Register”), in the name of the Holders thereof from time to time. The Corporation may deem and treat the registered Holder of shares of Class Y Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. Shares of Class Y Preferred Stock may be issued solely in book-entry form or, if requested by any Holder, such Holder’s shares may be issued in certificated form. The Corporation shall register the transfer of any shares of Class Y Preferred Stock in the Class Y Preferred Stock Register, upon surrender of the certificates (if applicable) evidencing such shares to be transferred, duly endorsed by the Holder thereof, to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate (or book-entry notation, if applicable) evidencing the shares of Class Y Preferred Stock so transferred shall be issued to the transferee and a new certificate (or book-entry notation, if applicable) evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder, in each case, within three Business Days. The provisions of this Certificate of Designation are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.

Section 3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Class Y Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends (other than dividends in the form of Common Stock, which shall be made in accordance with Section 7(a)) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends in the form of Common Stock, which shall be made in accordance with Section 7(a)) are paid on shares of the

Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Class Y Preferred Stock; and the Corporation shall pay no dividends (other than dividends in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence. All declared but unpaid dividends on shares of Class Y Preferred Stock shall increase the Stated Value of such shares, but when such dividends are actually paid any such increase in the Stated Value shall be rescinded.

Section 4. Voting Rights. Except as otherwise provided herein or as otherwise required by the DGCL, the Class Y Preferred Stock shall have no voting rights. However, as long as any shares of Class Y Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Class Y Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Class Y Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Class Y Preferred Stock in a manner materially different than the effect on the Common Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, (ii) issue further shares of Class Y Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Class Y Preferred Stock, or (iii) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the assets of the Corporation available for distribution to its stockholders shall be distributed pari passu among the holders of the shares of Common Stock and Class Y Preferred Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms of the Certificate of Incorporation (without regard to the Beneficial Ownership Limitation) immediately prior to such Liquidation. The Corporation shall mail written notice of any such Liquidation not less than 45 days prior to the payment date stated therein, to each Holder of shares of Class Y Preferred Stock.

Section 6. Conversion.

(a) Conversions at Option of Holder. Each share of Class Y Preferred Stock shall be convertible, at any time and from time to time from and after the Issuance Date, at the option of the Holder thereof, into a number of shares of Common Stock equal to the product of the Conversion Ratio and the number of shares of Class Y Preferred Stock to be converted. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Other than a conversion following a Fundamental Transaction or following a notice provided for under Section 7(d)(ii) hereof, the Notice of Conversion must specify at least a number of shares of Class Y Preferred Stock to be converted equal to the lesser of (x) 100 shares (such number subject to appropriate adjustment following the occurrence of an event specified in Section 7(a) hereof) and (y) the number of shares of Class Y Preferred Stock then held by the Holder. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the DTC participant account nominated by the Holder through DTC’s Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The “Conversion Date”, or the date on which a conversion shall be deemed effective, shall be defined as the Trading Day that the Notice of Conversion, completed and executed, is sent by facsimile or other electronic transmission to, and received during regular business hours by, the Corporation; provided that the original certificate(s) (if any) representing such shares of Class Y Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within three (3) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original shares of Class Y Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

(b) Conversion Ratio. The “Conversion Ratio” for each share of Class Y Preferred Stock shall be equal to the Stated Value divided by the Conversion Price.

(c) Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Class Y Preferred Stock, and a Holder shall not have the right to convert, and shall be deemed not to have converted, any portion of the Class Y Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such Holder (together with any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Class Y Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted shares of Class Y Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that, in the case of both (A) and (B), are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Class Y Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion (to the extent permitted pursuant to this Section 6(c)). The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation, which will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation, the Holder may waive the Beneficial Ownership Limitation percentage to a higher or lower percentage, not to exceed 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion. Upon such a change by a Holder of the Beneficial Ownership Limitation, the Beneficial Ownership Limitation may not be further waived by such Holder.

(d) Nasdaq Conversion Limits; Solicitation of Stockholder Approval. Notwithstanding Section 6(a) and 6(c) of this Certificate of Designation, the Corporation shall not be required to issue any shares of Common Stock to a given Holder upon conversion by such Holder (or its assigns) of any shares of Class Y Preferred Stock to the extent (and only to the extent) that such conversion would result in a given Holder and its Attribution Parties (including its predecessors-in-interest) beneficially owning a number of shares of Common Stock in excess of the applicable Threshold Amount that has been approved by the Corporation’s stockholders in accordance with the stockholder approval requirements of Nasdaq Marketplace Rule 5635 (a “Blocked Conversion”). The

Corporation shall solicit the approval required under Nasdaq Marketplace Rule 5635 of its stockholders for the issuance of the full amount of shares of Common Stock otherwise issuable upon the conversion of all shares of Class Y Preferred Stock authorized and designated under this Certificate of Designation in the absence of the Beneficial Ownership Limitation and without regard to the Blocked Conversion (the “Requisite Approval”) at its first annual meeting of stockholders after the Issuance Date and at each annual meeting of the Corporation’s stockholders thereafter to the extent the Requisite Approval has not then been obtained.

(e) Mechanics of Conversion

(i) Delivery of Certificate or Electronic Issuance Upon Conversion. Not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Class Y Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Class Y Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the DTC participant account nominated by the Holder through DTC’s DWAC system. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Class Y Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Class Y Preferred Stock unsuccessfully tendered for conversion to the Corporation.

(ii) Obligation Absolute. Subject to Sections 6(c) and 6(d) hereof and subject to Holder’s right to rescind a Conversion Notice pursuant to Section 6(e)(i) above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Class Y Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Sections 6(c) and 6(d) hereof and subject to Holder’s right to rescind a Conversion Notice pursuant to Section 6(e)(i) above, in the event a Holder shall elect to convert any or all of its Class Y Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Class Y Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Class Y Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Sections 6(c) and 6(d) hereof and subject to Holder’s right to rescind a Conversion Notice pursuant to Section 6(e)(i) above, issue Conversion Shares upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief; provided that Holder shall not receive duplicate damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(iii) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Class Y Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Class Y Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Class Y Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

(iv) Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Class Y Preferred Stock. As to any fraction of a share which a Holder would otherwise be entitled to receive upon such conversion, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price.

(v) Transfer Taxes. The issuance of certificates (or book entry notations) for shares of the Common Stock upon conversion of the Class Y Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates (or such book entry notation), provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate (or such book entry notation) upon conversion in a name other than that of the registered Holder(s) of such shares of Class Y Preferred Stock and the Corporation shall not be required to issue or deliver such certificates (or such book entry notation) unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(f) Status as Stockholder. Upon each Conversion Date: (i) the shares of Class Y Preferred Stock being converted shall be deemed converted into shares of Common Stock; and (ii) the Holder’s rights as a holder of such converted shares of Class Y Preferred Stock shall cease and terminate, excepting only the right to receive certificates (or book entry notations) for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Class Y Preferred Stock.

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while any shares of Class Y Preferred Stock are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock with respect to the then outstanding shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b) Fundamental Transaction. If, at any time while any shares of Class Y Preferred Stock are outstanding, (i) the Corporation effects any merger or consolidation of the Corporation with or into another Person, in which the Corporation is not the survivor or the stockholders of the Corporation immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting securities of the surviving entity, (ii) the Corporation effects any sale of all or substantially all of its assets or a majority of its Common Stock is acquired by a third party, in each case, in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 7(a) above) (each, a “Fundamental Transaction”), then (X) if the Requisite Approval has previously been obtained, each share of Class Y Preferred Stock outstanding immediately prior to such Fundamental Transaction shall, without any further action of the Holders thereof, automatically convert into shares of Common Stock at the applicable Conversion Ratio, upon the effective date and time (“Fundamental Transaction Effective Time”) of such Fundamental Transaction, and (Y) if the Requisite Approval has not previously been obtained, then as of the Fundamental Transaction Effective Time, each outstanding share of Class Y Preferred Stock shall be canceled without any further action on the part of the Corporation or the Holder thereof, and in consideration for such cancellation, each Holder shall automatically receive, for each Conversion Share that would have been issuable had such cancelled shares of Class Y Preferred Stock been converted immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash and other property receivable upon the effectiveness of such Fundamental Transaction (the “Exchange Property”) as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). The amount of Exchange Property receivable upon any Fundamental Transaction shall be determined based upon the Conversion Ratio in effect on such Fundamental Transaction Effective Time.

If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of their shares of Class Y Preferred Stock following such Fundamental Transaction should such shares of Class Y Preferred Stock remain outstanding after such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions should any shares of Class Y Preferred Stock remain outstanding after a Fundamental Transaction, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(b) and ensuring that the outstanding shares of Class Y Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

The Corporation (or any successor) shall, within 20 days of the Effective Time of any Fundamental Transaction, provide written notice to the Holders of the occurrence of such event and of the kind and amount of the cash, securities or other property that constitute the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 7.

The Corporation shall not enter into any agreement for a transaction constituting a Fundamental Transaction that would interfere with or prevent (as applicable) conversion of the Class Y Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 7.

(c) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the number of shares of Common Stock issued and outstanding (excluding any treasury shares of the Corporation).

(d) Notice to the Holders.

(i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Ratio after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) Other Notices. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the shares of Class Y Preferred Stock, and, except if such notice and the contents thereof shall be deemed to constitute material non-public information, shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission on a Current Report on Form 8-K.

Section 8. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, via email, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at 25801 Industrial Blvd, Suite B, Hayward, California 94545, Attention: Craig Thompson, email: cthompson@anthera.com, with a copy (which shall not constitute notice) to: Goodwin Procter LLP, Three Embarcadero Center, 28th Floor, San Francisco, California 94111, Attention: Bradley A. Bugdnowitz, email: bbugdanowitz@goodwinlaw.com, fax: (415) 520-9513; or such other facsimile number, email address, or mailing address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, email, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or mailing address of such Holder appearing on the books of the Corporation, or if no such facsimile number, email address, or mailing address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile or email prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile or email between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b) Lost or Mutilated Class Y Preferred Stock Certificate. If a Holder’s Class Y Preferred Stock certificate, if applicable, shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, if requested by the Holder, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Class Y Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

(c) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Class Y Preferred Stock granted hereunder may be waived as to all shares of Class Y Preferred Stock (and the Holders thereof) upon the written consent of the Holders of a majority of the shares of Class Y Preferred Stock then outstanding, unless a higher percentage is required by the DGCL, in which case the written consent of the Holders of not less than such higher percentage shall be required.

(d) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(e) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(f) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(g) Status of Converted Class Y Preferred Stock. If any shares of Class Y Preferred Stock shall be converted by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Class Y Preferred Stock.

(h) Redemption by the Corporation. The Class Y Preferred Stock shall not be redeemable by the Corporation.

(i) Transfer Agent, Registrar and Conversion Agent. The duly appointed transfer agent, registrar, conversion and dividend paying agent for shares of Class Y Preferred Stock shall be American Stock Transfer & Trust Company, LLC (the “Transfer Agent”). The Corporation may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Corporation and the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

(j) Form. To the extent issued in certificated form, the Class Y Preferred Stock shall be issued in the form of one or more definitive shares in fully registered form in substantially the form attached hereto as Exhibit A (each, a “Class Y Preferred Stock Certificate”), which is hereby incorporated in and expressly made a part of this Certificate of Designation. Each Class Y Preferred Stock Certificate shall reflect the number of shares of Class Y Preferred Stock represented thereby, and may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation). Each Class Y Preferred Stock Certificate shall be registered in the name or names of the Person or Persons specified by the depositary in a written instrument to the registrar.

The Chairman of the Board, President or Vice President and either the Treasurer or the Secretary of the Corporation shall sign each Class Y Preferred Stock Certificate for the Corporation, in accordance with the Corporation’s bylaws and applicable law, by manual or facsimile signature. If an officer whose signature is on a Class Y Preferred Stock Certificate no longer holds that office at the time the Transfer Agent countersigned the Class Y Preferred Stock Certificate, the Class Y Preferred Stock Certificate shall be valid nevertheless. A Class Y Preferred Stock Certificate shall not be valid until an authorized signatory of the Transfer Agent manually countersigns Class Y Preferred Stock Certificate. Each Class Y Preferred Stock Certificate shall be dated the date of its countersignature.

********************

IN WITNESS WHEREOF, Anthera Pharmaceuticals, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Class Y Convertible Preferred Stock to be executed by its duly authorized officer this 23rd day of October, 2017.

/s/ J. Craig Thompson
J. Craig Thompson Chief Executive Officer

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER

IN ORDER TO CONVERT SHARES OF CLASS Y PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Class Y Preferred Stock indicated below, represented by stock certificate No(s).          or book entry notation (the “Preferred Stock Certificates”), into shares of common stock, par value $0.001 per share (the “Common Stock”), of Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Class Y Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Delaware Secretary of State on October 24, 2017.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)), including the number of shares of Common Stock issuable upon conversion of the Class Y Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Class Y Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6(c) of the Certificate of Designation, is         %. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Class Y Preferred Stock owned prior to Conversion:

Number of shares of Class Y Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

Or

for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER

By:

Name:

Title:

Date:

EXHIBIT A

FORM OF CLASS Y CONVERTIBLE PREFERRED STOCK CERTIFICATE

(ATTACHED)

PY-xx *xxxx* INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CLASS Y CONVERTIBLE PREFERRED SHARES, $0.001 PAR VALUE PER SHARE SEE REVERSE FOR CERTAIN DEFINITIONS This Certifies That is the owner of Fully Paid and Non-Assessable Class Y Convertible Preferred Stock, $0.001 Par Value of ANTHERA PHARMACEUTICALS, INC.By 6201 transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. Brooklyn, 15th AMERICAN This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation NY Countersigned: and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent. Transfer Avenue STOCK IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its Agent 11219 duly authorized officers and to be sealed with the facsimile seal of the Corporation.and TRANSFER & Registrar Dated: RMACE H A UTTRUST P IC A A Authorized R RPORA L E O T S H C E , I N T N Officer COMPANY, A C . LLC DE R E L AWA

ANTHERA PHARMACEUTICALS, INC.

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT -	as tenants by the entireties			(Cust)	(Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors

Act
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED,                                                                                        hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                                                                                                                                 Shares

of the Preferred Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                       Attorney to transfer

the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:	20 ,

Signature: X
Signature(s) Guaranteed:
Signature: X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Association and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT TO S.E.C. RULE 17Ad-15.

ANNEX E

ANTHERA PHARMACEUTICALS, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Anthera Pharmaceuticals, Inc. 2013 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants) of Anthera Pharmaceuticals, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, achievement of key clinical milestones, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award of shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator, provided that the amount, timing and terms of the grants of Awards to Non-Employee Directors shall be determined by the compensation committee or similar committee comprised solely of Non-Employee Directors.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award provided that the Administrator generally shall not exercise such discretion to accelerate Awards subject to Sections 7 and 8 except in the event of the grantee’s death, disability or retirement, or a change in control (including a Sale Event);

(vi) subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) 6,000,000 shares plus (ii) the number of shares of Stock that remain available for grants under the Anthera Pharmaceuticals, Inc. 2013 Stock Option and Incentive Plan as of the Effective Date (the “2013 Plan”), subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards under the Plan, as well as any shares of Stock underlying any awards under the 2013 Plan, the Anthera Pharmaceuticals, Inc. Amended and Restated 2010 Stock Option and Incentive Plan or the Anthera Pharmaceuticals, Inc. 2005 Equity Incentive Plan, that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period, no more than 10 percent of the total number of shares of Stock authorized for issuance under the Plan may be granted in the form of Unrestricted Stock Awards and no more than 6,000,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Effect of Awards. The grant of any full value Award (i.e., an Award other than an Option or a Stock Appreciation Right) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award of 1.5 shares of Stock for each such share of Stock actually subject to the Award. The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share of Stock actually subject to the Award. Any forfeitures, cancellations or other terminations (other than by exercise) of such Awards shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.

(c) Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d) Mergers and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate and upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares under such Awards.

(e) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that is represented by physical certificates; a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Restricted Stock Units granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Restricted Stock Units granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11. PERFORMANCE SHARE AWARDS

(a) Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

(b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a) Performance-Based Awards. Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $2,500,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent

Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units or Restricted Stock Award with performance vesting or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14. TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid adverse accounting treatment or as determined by the Administrator. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in the income of the grantees.

SECTION 16. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 19. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20. GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Forfeiture of Awards under Sarbanes-Oxley Act; Clawback Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. Awards granted under the Plan shall be subject to the Company’s clawback policy, as may be in effect from time to time.

SECTION 21. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and certificate of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: November 16, 2017

DATE APPROVED BY STOCKHOLDERS:

ANNEX F

2010 Employee Stock Purchase Plan, as amended

ANTHERA PHARMACEUTICALS, INC.

2010 EMPLOYEE STOCK PURCHASE PLAN

The purpose of the Anthera Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan (“the Plan”) is to provide eligible employees of Anthera Pharmaceuticals, Inc. (the “Company”) and each Designated Subsidiary (as defined in Section 11) with opportunities to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). 556,249 shares of Common Stock have been approved and reserved for this purpose, plus on January 1, 2018 and each January 1 thereafter, the number of shares of Common Stock reserved and available for issuance under the Plan shall be cumulatively increased by the lesser of (i) 1 percent of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31 or (ii) 31,250 shares of Common Stock. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be interpreted in accordance with that intent.

1. Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; and (v) otherwise supervise the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

2. Offerings. The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan (“Offerings”). Unless otherwise determined by the Administrator, the initial Offering will begin on September 1, 2010 and will end on the following December 31, 2010 (the “Initial Offering”). Thereafter, unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each January 1st and July 1st and will end on the last business day occurring on or before the following June 30th and December 31st, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed six months in duration or overlap any other Offering.

3. Eligibility. All individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the “Offering Date”) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week. Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system are not considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary on the Company’s or

Designated Subsidiary’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.

4. Participation.

(a) Participants in Offerings. An eligible employee who is not a Participant on any Offering Date may participate in such Offering by submitting an enrollment form to his or her appropriate payroll location at least 15 business days before the Offering Date (or by such other deadline as shall be established by the Administrator for the Offering).

(b) Enrollment. The enrollment form will (a) state a whole percentage to be deducted from an eligible employee’s Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant’s deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided he or she remains eligible.

(c) Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

5. Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of 1 percent of such employee’s Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions.

6. Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.

7. Withdrawal. A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to his or her appropriate payroll location. The Participant’s withdrawal will be effective as of the next business day. Following a Participant’s withdrawal, the Company will promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.

8. Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), at the Option Price hereinafter provided for, the lowest of (a) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price (as defined herein), (b) 12,500 shares; or (c) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be 85 percent of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

Notwithstanding the foregoing, no Participant may be granted an option hereunder if such Participant, immediately after the option was granted, would be treated as owning stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option which permits his or her rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

9. Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant’s account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly.

10. Issuance of Certificates. Certificates (or, in the case of uncertificated Common Stock, registration in book entry form) representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their, nominee for such purpose.

11. Definitions.

The term “Compensation” means the amount of base pay, prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders. The current list of Designated Subsidiaries is attached hereto as Appendix A.

The term “Fair Market Value of the Common Stock” on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

The term “Participant” means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 4.

The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.

12. Rights on Termination of Employment. If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, to his or her designated beneficiary as if such Participant had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment for this purpose, if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

13. Special Rules. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Any special rules established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other Participants in the Plan.

14. Optionees Not Stockholders. Neither the granting of an Option to a Participant nor the deductions from his or her pay shall constitute such Participant a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him or her.

15. Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.

16. Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

17. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, the payment of a dividend in Common Stock or any other change affecting the Common Stock, the number of shares approved for the Plan and the share limitation set forth in Section 8 shall be equitably or proportionately adjusted to give proper effect to such event.

18. Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within 12 months of such Board action by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.

19. Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

20. Termination of the Plan. The Plan may be terminated at any time by the Board; provided that the Plan shall automatically terminate upon the tenth anniversary of the adoption of the Plan by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

21. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

22. Governing Law. This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

23. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

24. Tax Withholding. Participation in the Plan is subject to any minimum required tax withholding on income of the Participant in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including shares issuable under the Plan.

25. Notification Upon Sale of Shares. Each Participant agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

26. Effective Date and Approval of Shareholders. The Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent of the stockholders.

DATE APPROVED BY BOARD OF DIRECTORS: June 2, 2010

DATE APPROVED BY STOCKHOLDERS: June 8, 2010

DATE AMENDMENT APPROVED BY BOARD OF DIRECTORS: December 15, 2010

DATE AMENDMENT APPROVED BY STOCKHOLDERS: March 7, 2011

DATE AMENDMENT APPROVED BY BOARD OF DIRECTORS: December 5, 2012

DATE AMENDMENT APPROVED BY STOCKHOLDERS: March 26, 2013

DATE AMENDMENT APPROVED BY BOARD OF DIRECTORS: July 29, 2014

DATE AMENDMENT APPROVED BY STOCKHOLDERS: September 26, 2014

DATE AMENDMENT APPROVED BY BOARD OF DIRECTORS: February 16, 2017

DATE AMENDMENT APPROVED BY STOCKHOLDERS: April 27, 2017

DATE AMENDMENT APPROVED BY BOARD OF DIRECTORS: November 16, 2017

DATE AMENDMENT APPROVED BY STOCKHOLDERS:

ANTHERA PHARMACEUTICALS, INC. ATTN: MAY LIU 25801 INDUSTRIAL BLVD. SUITE B HAYWARD, CA 94545

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANTHERA PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4		For	Against	Abstain

1.	To approve, under applicable NASDAQ Marketplace Rule 5635(d), the issuance of common stock or securities convertible or exercisable for common stock in the aggregate of up to 19,386,526 shares of common stock.	☐	☐	☐
2.	To approve the 2018 Stock Option and Incentive Plan.	☐	☐	☐
3.	To approve an amendment to the 2010 Employee Stock Purchase Plan to (i) increase the maximum number of shares authorized for issuance thereunder by 500,000 shares and (ii) amend the maximum number of shares that may be purchased by any participant with respect to any purchase period.	☐	☐	☐
4.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated

Please sign exactly as your name(s) appear(s) hereon. When

signing as attorney, executor, administrator, or other fiduciary,

please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership,

please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

ANTHERA PHARMACEUTICALS, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Craig Thompson and May Liu as proxies, and hereby authorizes each of them to represent and vote as designated on the other side (each with the power to act without the other and with the power of substitution), all the shares of common stock of Anthera Pharmaceuticals, Inc. (the “Company”), standing in the name of the undersigned as of the close of business on November 16, 2017, with all powers which the undersigned would possess if present at the Special Meeting of Stockholders of the Company to be held on January 5, 2018 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner you direct. If no direction is made, your proxy will be voted FOR the proposals described in the enclosed Proxy Statement and in the discretion of the proxy holders on all other matters that may come before the meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued, and to be marked, dated and signed, on the other side)